Exhibit 10.26

EXECUTION COPY

AMENDED AND RESTATED

GUARANTEE and INDEMNITY AGREEMENT

Dated as of February 27, 2003

by and among

DELIAN HOLDINGS, L.L.C.

and

HORIZON LINES, LLC,

as Guarantors,

and

CSX CORPORATION,

CSX ALASKA VESSEL COMPANY, LLC

and

SL SERVICE, INC.,

as Beneficiaries

W/691783v2

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SECTION 15.	Severability	42
SECTION 16.	Miscellaneous	43
16.01.	Governing Law	43
16.02.	Successors and Assigns; Complete Agreement; Headings; Counterparts	43
16.03.	Notices	43
16.04.	Waiver	45
16.05.	Enforcement	45
16.06.	Conflict	45
16.07.	Submission to Jurisdiction and Forum	45
16.08.	[Intentionally Omitted]	46
16.09.	Specific Performance	46
16.10.	U.S. Currency	46
16.11.	Notice of Claim	46
16.12.	Confidentiality	46
16.13.	Certain Covenants	46

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EXHIBITS AND APPENDICES

Exhibit A	Power of Attorney
Exhibit B	Joinder Agreement

Appendix A	Charter Documents

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THIS AMENDED AND RESTATED GUARANTEE AND INDEMNITY AGREEMENT, dated as of February 27, 2003 (as may be amended, modified, supplemented or restated in accordance with the terms hereof, this “Guarantee”) is by and among Delian Holdings, L.L.C., a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, “New Member”), Horizon Lines, LLC (f/k/a CSX Lines, LLC), a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, the “Company” or the “Subcharterer,” and together with New Member and each other person executing a Joinder Agreement from time to time, each individually a “Guarantor” and, collectively, the “Guarantors”), CSX Corporation, a corporation organized under the laws of the State of Virginia (together with its successors and permitted assigns, “CSX”), CSX Alaska Vessel Company, LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, the “Charterer”), and SL Service, Inc. (formerly known as Sea-Land Service, Inc.), a corporation organized under the laws of the State of Delaware (together with its successors and permitted assigns, “SL Service”, and together with the Charterer and CSX, each individually a “Beneficiary” and collectively, the “Beneficiaries”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Sea-Land Anchorage Bareboat Charter Party, dated as of July 15, 1987 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Anchorage Bareboat Charter”), between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank) (“State Street”), as owner trustee (including any successor thereto or assignee thereof, the “Anchorage Owner Trustee”), and CSX Lines of Alaska, LLC (“Lines of Alaska”) (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Anchorage Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2,1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Anchorage Bareboat Charter and the Anchorage Operative Documents (the “Anchorage Sea-Land Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of November 16, 2001, the Company assigned all of its rights, title and interest under, and Lines of Alaska assumed all of the Company’s liabilities and obligations under, the Anchorage Bareboat Charter and the Anchorage Operative Documents (the “Anchorage Lines of Alaska Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement to be entered into prior to or on the Closing Date (as hereinafter defined), Lines of Alaska is assigning all of its rights, title and interest under, and the Charterer is assuming all of Lines of Alaska’s liabilities and obligations under, the Anchorage Bareboat Charter and the Anchorage Operative Documents (together with the Anchorage Sea-Land Charter Assignment and the Anchorage Lines of Alaska Charter Assignment, the “Anchorage Charter Assignments”);

WHEREAS, pursuant to that certain Sea-Land Tacoma Bareboat Charter Party dated as of July 15, 1987 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Tacoma Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Tacoma Owner Trustee”), and Lines of Alaska (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Tacoma Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Tacoma Bareboat Charter and the Tacoma Operative Documents (the “Tacoma Sea-Land Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of November 16, 2001, the Company assigned all of its rights, title and interest under, and Lines of Alaska assumed all of the Company’s liabilities and obligations under, the Tacoma Bareboat Charter and the Tacoma Operative Documents (the “Tacoma Lines of Alaska Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement to be entered into prior to or on the Closing Date, Lines of Alaska is assigning all of its rights, title and interest under, and the Charterer is assuming all of Lines of Alaska’s liabilities and obligations under, the Tacoma Bareboat Charter and the Tacoma Operative Documents (together with the Tacoma Sea-Land Charter Assignment and the Tacoma Lines of Alaska Charter Assignment, the “Tacoma Charter Assignments”);

WHEREAS, pursuant to that certain Sea-Land Kodiak Bareboat Charter Party dated as of July 15, 1987 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Kodiak Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Kodiak Owner Trustee”), and Lines of Alaska (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Kodiak Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Kodiak Bareboat Charter and the Kodiak Operative Documents (the “Kodiak Sea-Land Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of November 16, 2001, the Company assigned all of its rights, title and interest under, and Lines of Alaska assumed all of the Company’s liabilities and obligations under, the Kodiak Bareboat Charter and the Kodiak Operative Documents (the “Kodiak Lines of Alaska Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement to be entered into prior to or on the Closing Date, Lines of Alaska is assigning all of its rights, title and interest under, and the Charterer is assuming all of Lines of Alaska’s liabilities and obligations under, the Kodiak Bareboat Charter and the Kodiak Operative Documents (together with the Kodiak Sea-Land Charter Assignment and the Kodiak Lines of Alaska Charter Assignment, the “Kodiak Charter Assignments”);

WHEREAS, pursuant to that certain Sea-Land Enterprise Bareboat Charter Party dated as of December 1, 1988 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Enterprise Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Enterprise Owner Trustee”), and the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Enterprise Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company (as successor-in-interest to Sea-Land Domestic Shipping, LLC) assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Enterprise Bareboat Charter and the Enterprise Operative Documents (the “Enterprise Charter Assignment”);

WHEREAS, pursuant to that certain Sea-Land Expedition Bareboat Charter Party dated as of March 15, 1989 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Expedition Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Expedition Owner Trustee”), and CSX Lines of Puerto Rico, Inc. (“Lines of Puerto Rico”) (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Expedition Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Expedition Bareboat Charter and the Expedition Operative Documents (the “Expedition Sea-Land Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of May 31, 2001, the Company assigned all of its rights, title and interest under, and Lines of Puerto Rico assumed all of the Company’s liabilities and obligations under, the Expedition Bareboat Charter and the Expedition Operative Documents (the “Expedition Charter Assignment”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of February 14, 2003, Lines of Puerto Rico assigned all of its rights, title and interest under, and the Company assumed all of Lines of Puerto Rico’s liabilities and obligations under, the Expedition Bareboat Charter and the Expedition Operative Documents (together with the Expedition Sea-Land Charter Assignment, the Expedition Charter Assignment, the “Expedition Charter Assignments”);

WHEREAS, pursuant to that certain Sea-Land Navigator Bareboat Charter Party dated as of September 1, 1989 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Navigator Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Navigator Owner Trustee”), and the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Navigator Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2,  1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company (as successor-in-interest to Sea-Land Domestic Shipping, LLC) assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Navigator Bareboat Charter and the Navigator Operative Documents (the “Navigator Charter Assignment”);

WHEREAS, pursuant to that certain Sea-Land Pacific Bareboat Charter Party dated as of December 1, 1988 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Pacific Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Pacific Owner Trustee”), and the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Pacific Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company (as successor-in-interest to Sea-Land Domestic Shipping, LLC) assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Pacific Bareboat Charter and the Pacific Operative Documents (the “Pacific Charter Assignment”);

WHEREAS, pursuant to that certain Sea-Land Trader Bareboat Charter Party, dated as of March 15, 1989 (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Trader Bareboat Charter”), between State Street, as owner trustee (including any successor thereto or assignee thereof, the “Trader Owner Trustee”), and the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, the Trader Owner Trustee chartered to Sea-Land Service, Inc. the vessel subject thereto;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of September 2, 1999, Sea-Land Service, Inc. assigned all of its rights, title and interest under, and the Company (as successor-in-interest to Sea-Land Domestic Shipping, LLC) assumed all of Sea-Land Service, Inc.’s liabilities and obligations under, the Trader Bareboat Charter and the Trader Operative Documents (the “Trader Charter Assignment”);

WHEREAS, pursuant to that certain Transaction Agreement, dated as of December 16, 2002, by and among SL Service, New Member and CSX (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Transaction Agreement”), New Member will acquire membership interests of the Company;

WHEREAS, pursuant to that certain Sub-Bareboat Charter Party to be entered into on the Closing Date (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Subcharter Agreement”), the Charterer will subcharter the vessels subject thereto to the Subcharterer;

WHEREAS, SL Service and the Charterer are, directly or indirectly, wholly owned Subsidiaries of CSX;

WHEREAS, pursuant to various guarantees, indemnities and other agreements, CSX has directly or indirectly guaranteed, indemnified third parties against, agreed to pay or perform or otherwise assumed liability for, certain obligations arising under or relating to the Bareboat Charters and the Operative Documents, or the property subject thereto, which are to be paid or performed by one or more Guarantors, including the liabilities which the Subcharterer has assumed pursuant to the Subcharter Agreement;

WHEREAS, notwithstanding the Bareboat Charter Assignments, SL Service and/or other Beneficiaries may be liable for certain obligations under the Bareboat Charters and the Operative Documents;

WHEREAS, the obligations of the Beneficiaries to consummate the transactions contemplated by the Transaction Agreement are subject to the execution and delivery by the Guarantors of this Guarantee, and therefore as an inducement to the Beneficiaries to, and cause its Subsidiaries to, enter into and consummate the transactions contemplated by the Transaction Agreement and other related agreements, the Guarantors are entering into this Guarantee;

WHEREAS, New Member, the Company, Lines of Puerto Rico, Lines of Alaska, the Charterer, SL Service and CSX entered into that certain Guarantee and Indemnity Agreement, dated as of December 16, 2002 (the “Original Guarantee”), for the purposes stated therein;

WHEREAS, prior to the consummation of the Transaction Agreement and pursuant to Section 2.1(a)(i) of the Transaction Agreement, Lines of Puerto Rico, a party to the Original Guarantee, ceased to be a party with respect to any Chartered Vessel Bareboat Charters which are the subject of the Original Guarantee, and the parties have agreed to amend and restate such Original Guarantee to remove Lines of Puerto Rico as a party to this Agreement;

WHEREAS, the parties agree that the CSX Hawaii (Official No. 547288) and any vessel lease obligation related thereto shall no longer be subject to this Agreement as a consequence of the Assignment and Assumption Agreement, dated January 31, 2003, between CSX and the Company, whereby CSX was released from its Obligations under the Sea-Land Hawaii Guarantee Agreement (as defined in such Assignment and Assumption Agreement);

WHEREAS, prior to the consummation of the Transaction Agreement, the parties thereto agreed that the Company shall replace Lines of Alaska, a party to the Original Guarantee, as the “Subcharterer”, and the parties hereto agree to amend and restate such Original Guarantee to remove Lines of Alaska as a party to this Agreement;

WHEREAS, the parties hereto now desire to amend and restate the Original Guarantee in its entirety to reflect the above modifications to the Original Guarantee that the parties hereto agreed to make and other matters set forth herein; and

NOW, THEREFORE, the Guarantors jointly and severally covenant and agree with the Beneficiaries as follows:

SECTION 1. Definitions.

1.01. Defined Terms.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such first Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. After the Closing Date, CSX and its Affiliates shall not constitute Affiliates of any Guarantor. For the avoidance of doubt, after the Closing Date, TC Group, L.L.C. and Craddock, LLC shall each be deemed Affiliates of New Member.

“Affiliate Transaction” shall have the meaning specified in Section 11.05.

“Anchorage Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Anchorage Participation Agreement.

“Anchorage Participation Agreement” means that certain Sea-Land Anchorage Participation Agreement, dated as July 15, 1987, by and among Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation) (“Trident”), as owner participant, Sea-Land Service, Inc., as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Bankruptcy” shall have the meaning specified in Section 4.01.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bareboat Charter Assignments” means, collectively, the Anchorage Charter Assignments, the Tacoma Charter Assignments, the Kodiak Charter Assignments, the Enterprise Charter Assignment, the Expedition Charter Assignments, the Navigator Charter Assignment, the Pacific Charter Assignment, and the Trader Charter Assignment.

“Bareboat Charters” means, collectively, the Anchorage Bareboat Charter, the Tacoma Bareboat Charter, the Kodiak Bareboat Charter, the Enterprise Bareboat Charter, the Expedition Bareboat Charter, the Navigator Bareboat Charter, the Pacific Bareboat Charter and the Trader Bareboat Charter.

“Beneficiaries” shall have the meaning specified in the Preamble.

“Beneficiary Default” shall mean any material default (or any event which after the giving of notice and/or the lapse of time would be a material default) after the Closing Date by any Beneficiary under any Charter Document to which such Beneficiary is a party that is not attributable to an act or omission of a Guarantor. The Beneficiaries agree that a default (x) under Section 13 of any Charter Guarantee Agreement or (y) under Article 14(a) or 14(b) of any of the Anchorage, Kodiak or Tacoma Bareboat Charters caused by CSX’s failure to remit to the relevant Owner Trustee with reasonable promptness a payment of hire after having received such payment from a Guarantor is material for purposes of this definition.

“Beneficiary Representative” shall initially be CSX; provided, however, that the Beneficiaries may change the Beneficiary Representative by written notice to the Guarantor Representative signed by each Beneficiary.

“Board of Directors” means the Board of Directors (or similar governing body) of New Member or any committee of such Board of Directors duly authorized to act with respect to this Guarantee from time to time.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or hereafter issued.

“Capitalized Lease Obligations” means, with respect to any Person, any rental obligation of such Person which is, or under GAAP is required to be, capitalized on the books of such Person, taken at the amount thereof accounted for as Indebtedness in accordance with such principles; provided, however, that obligations under the Charter Documents and under personal property leases of the Company or its Affiliates existing on the date hereof shall not be Capitalized Lease Obligations whether or not such obligations should be capitalized under GAAP.

“Carlyle Change of Control” shall mean, at any time, (a) prior to the consummation of a Public Offering (or after a Public Offering if 20% or less is publicly traded), Permitted Investors shall cease to beneficially own and control in the aggregate at least 51% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to participate in the selection of directors (the “Outstanding Company Voting Securities”) or (b) after consummation of a Public Offering, for so long as 20% or more is publicly traded (after which this clause (b) shall not be applicable) Permitted Investors collectively shall cease to beneficially own and control at least 30% of the Outstanding Company Voting Securities (or, if higher, such higher percentage that exceeds the highest percentage owned by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than Permitted Investors), in any case directly or indirectly (including though investment in any parent entity) in a single transaction or series or related transactions.

“CCF Program” shall mean the tax deferred program governed by § 607 of the Merchant Marine Act, 1936, as amended and the rules and regulations issued thereunder.

“Change of Control” shall mean any of (i) a Carlyle Change of Control until such time as a Change in Control Transaction which constitutes a Carlyle Change of Control shall have occurred, and thereafter a Successor Change in Control, (ii) approval by the unitholders or members of the Company of a complete liquidation or dissolution of the Company, or (iii) the first day on which a majority of the members of the board of directors of the Company are not Continuing Directors, in any case directly or indirectly in a single transaction or series or related transactions; provided, however, that in the event of the consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, or a sale or other disposition of all or substantially all of the assets of the Company, all references to the Company in this definition and in each definition referred to herein, shall be deemed to apply to the Continuing Person.

“Change of Control Transaction” means any transaction which directly or indirectly results in a Change of Control.

“Charter Documents” means the agreements and other instruments listed on Appendix A hereto including, without limitation, the Subcharter Agreement, the Charter Override Agreement, the Operative Documents and the Bareboat Charter Assignments, in each case as in effect as of the date hereof or as amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof and Section 11.04 or Section 16.13(a), as applicable.

“Charter Guarantee Agreements” means, collectively, (i) that certain Sea-Land Tacoma Guarantee Agreement, dated as of July 15, 1987, by and among CSX, as guarantor, Trident, as owner participant and State Street, as bank and owner trustee, (ii) that certain Sea-Land Kodiak Guarantee Agreement, dated as of July 15, 1987, by and among CSX, as guarantor, Trident, as owner participant, and State Street, as bank and owner trustee, (iii) that certain Sea-Land Anchorage Guarantee Agreement, dated as of July 15, 1987, by and among CSX, as guarantor, Trident, as owner participant, and State Street, as bank and owner trustee, (iv) that certain Sea-Land Enterprise Guarantee Agreement, dated as of December 1, 1988, by and among CSX, as guarantor, Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation) (“Chrysler Capital”), as owner participant, and State Street, as bank and owner trustee, (v) that certain Sea-Land Expedition Guarantee Agreement, dated as of March 15, 1989, by and among CSX, as guarantor, Sequa Capital Corporation, as owner participant, and State Street, as bank and owner trustee, (vi) that certain Sea-Land Navigator Guarantee Agreement, dated as of September 1, 1989, by and among CSX, as guarantor, GFS Third Transportation Leasing, Inc. (as successor-in-interest to Gilman Financial Services Inc.) (“GFS”), as owner participant, and State Street, as bank and owner trustee, (vii) that certain Sea-Land Pacific Guarantee Agreement, dated as of December 1, 1988, by and among CSX, as guarantor, Chrysler Capital, as owner participant, and State Street, as bank and owner trustee, and (viii) that certain Sea-Land Trader Guarantee Agreement, dated as of March 15, 1989, by and among CSX, as guarantor, National City Leasing Corporation (as successor-in-interest to Churchill Leasing Corporation) (“National City”), as owner participant, and State Street, as bank and owner trustee, in each case as each such agreement may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof and Section 11.04 or Section 16.13(a), as applicable.

“Chartered Vessel Bareboat Charters” means the Enterprise Bareboat Charter, the Expedition Bareboat Charter, the Navigator Bareboat Charter, the Pacific Bareboat Charter and the Trader Bareboat Charter and any other agreement, document or instrument related thereto or delivered in connection with such documents.

“Chartered Vessel Default” means any Chartered Vessel Event of Default or any event or circumstance which with the giving of notice or passage of time, or both, would be a Chartered Vessel Event of Default.

“Chartered Vessel Event of Default” means any event of default under any of the Chartered Vessel Bareboat Charters.

“Charterer” shall have the meaning specified in the Preamble.

“Charter Override Agreement” means that certain Amended and Restated Charter Override Agreement, dated as of the date hereof, by and among New Member, the Company and CSX.

“Citizen of the United States” means a “citizen of the United States” within the meaning of Section 2 of the Shipping Act of 1916, as amended, 46 U.S.C. App. § 802, specifically including subsection (c) of such section, qualified to own and operate vessels in the coastwise trade of the United States so long as such law or any other law, rule or regulation to the same substantial effect remains in effect.

“Closing Date” shall have the meaning set forth for the term “Closing Date” in the Transaction Agreement.

“Company” shall have the meaning specified in the Preamble.

“Consolidated EBITDA” means, for any period, Consolidated Net Earnings for such period plus, each to the extent deducted in the calculation thereof and without duplication, Consolidated Interest Expense, taxes based on income or profits, depreciation, amortization (excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses for such period (excluding any such expense that constitutes an accrual of or a reserve for charges for any future period, a write-down of an asset created as a result of income recognition or amortization of a prepaid cash expense that was paid in a prior period) including, without limitation (i) non-cash compensation expense, (ii) impairment charges relating to good will or other intangible assets, (iii) write-downs of long-lived assets, and (iv) the cumulative effect of changes in accounting principles, and minus non-cash items increasing such Consolidated Net Earnings for such period other than non-cash items that constitute an accrual for revenues expected to be received in a future period; provided, however, that if at any time the Interest Coverage Ratio is to be determined on a combined (and not a consolidated) basis because the Guarantors include entities that are not consolidated with the Guarantors under GAAP or because some of the entities that are consolidated with the Guarantors under GAAP are not Guarantors, appropriate adjustments (including without limitation adjustments as to tax effects) shall be made in the computation of the Interest Coverage Ratio so as to include the items of income and expenses of Guarantors that are not consolidated with the other Guarantors and exclude the items of income and expenses of non-Guarantors. Consolidated EBITDA shall be pro forma for any acquisition or divestiture, i.e., it shall reflect the effect of the acquisition or divestiture and any related transactions including, without limitation, capital contributions and incurrence and repayment of Indebtedness as if they had occurred on the first day of the period.

“Consolidated Interest Expense” means, for any period, each as determined in accordance with GAAP, (1) the net amount (if any) accrued by the Guarantors on a consolidated basis in such period on account of interest (including any interest which is capitalized in accordance with GAAP and the portion of any Capitalized Lease Obligations which is allocable to interest expense during such period in accordance with GAAP), (2) net payments made in accordance with interest rate agreements, (3) interest obligations of others guaranteed by (or secured by the assets of) any Guarantor, (4) fees in respect of letters of credit and bankers’ acceptance financing, and (5) debt discount and expense; provided, however, that if at any time the Interest Coverage Ratio is to be determined on a combined (and not a consolidated) basis because the Guarantors include entities that are not consolidated with the Guarantors under GAAP or because some of the entities that are consolidated with the Guarantors under GAAP are not Guarantors, appropriate adjustments (including without limitation adjustments as to tax effects) shall be made in the computation of the Interest Coverage Ratio so as to include the items of income and expenses of Guarantors that are not consolidated with the other Guarantors and exclude the items of income and expenses of non-Guarantors. Consolidated Interest Expense shall be pro forma for any Indebtedness incurred or paid down during such period, i.e., it shall reflect the effect of the change in debt as if it had occurred on the first day of the period.

“Consolidated Net Earnings” means, for any period, the consolidated net income of the Guarantors as determined in accordance with GAAP (before preferred dividends, if any) excluding extraordinary items and gains or losses from the sale of assets and the associated tax effects; provided, however, that if at any time the Interest Coverage Ratio is to be determined on a combined (and not a consolidated) basis because the Guarantors include entities that are not consolidated with the Guarantors under GAAP or because some of the entities that are consolidated with the Guarantors under GAAP are not Guarantors, appropriate adjustments (including without limitation adjustments as to tax effects) shall be made in the computation of the Interest Coverage Ratio so as to include the items of income and expenses of Guarantors that are not consolidated with the other Guarantors and exclude the items of income and expenses of non-Guarantors.

“Continuing Director” shall mean, as of any date of determination, any member of the board of directors of the Company who (i) was elected as a member of such board of directors as of the Closing Date by New Member or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors under clause (i) (or their successors under this clause (ii)).

“Continuing Person” shall mean, with respect to any applicable transaction, in the event of any reorganization, merger, consolidation, statutory share exchange or similar corporate transaction or any Vessel Transfer, Transfer of Capital Stock, Transfer of all or substantially all assets or Tradelane Transfer Transaction, the resulting, surviving or transferee Person of such transaction, taken together with any subsidiary of such Person that has not been designated as an Unrestricted Subsidiary in accordance with this Agreement.

“CSX” shall have the meaning specified in the Preamble.

“CTC” shall have the meaning specified in Section 16.07(b).

“Default” means any event or circumstance that with the giving of notice or passage of time, or both, would be an Event of Default.

“Enterprise Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Enterprise Participation Agreement; provided, however, that as between any Guarantor and any Beneficiary any reference to a “Charter” therein shall be construed as a reference to such Charter as modified by the Charter Override Agreement.

“Enterprise Participation Agreement” means that certain Sea-Land Enterprise Participation Agreement, dated as of December 1, 1988, by and among Chrysler Capital, as owner participant, the institutions listed on Schedule 1 thereto, as loan participants, the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, CSX, as guarantor, State Street, as trustee, bank and owner trustee, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank) (“First Union”), as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Event of Default” means a Tier 1 Event of Default, a Tier 2 Event of Default or a Tier 3 Event of Default.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expedition Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Expedition Participation Agreement; provided, however, that as between any Guarantor and any Beneficiary any reference to a “Charter” therein shall be construed as a reference to such Charter as modified by the Charter Override Agreement.

“Expedition Participation Agreement” means that certain Sea-Land Expedition Participation Agreement, dated as of March 15, 1989, by and among Sequa Capital Corporation, as owner participant, the institutions listed on Schedule 1 thereto, as loan participants, Lines of Puerto Rico, as charterer, CSX, as guarantor, State Street, as trustee, bank and owner trustee, and First Union, as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are applicable to the circumstances, subject to the provisions of Section 1.02.

“Guarantee” shall have the meaning specified in the Preamble.

“Guaranteed Obligations” shall have the meaning specified in Section 2.01(b).

“Guarantor Representative” shall initially be New Member; provided, however, that the Guarantors may change the Guarantor Representative by written notice to the Beneficiary Representative signed by each Guarantor.

“Guarantors” shall have the meaning specified in the Preamble.

“Indebtedness” means, as to any Person, (i) indebtedness of such Person for borrowed money (whether incurred by borrowing loans, the issuance and sale of debt securities or the sale of any property subject to an agreement to repurchase such property) or for the deferred purchase price of any property or services (other than trade accounts payable), (ii) obligations of such Person as lessee under leases that are, or under GAAP are required to be, capitalized on the books of such Person (other than leases of the Company or its Affiliates existing on the date hereof), (iii) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such indebted Person, or (iv) obligations under direct or indirect guarantees of any obligations of others of the type described in the preceding clauses (i) through (iii).

“Indemnity Guarantee Agreements” means, collectively, (i) that certain Sea-Land Tacoma Indemnity Guaranty Agreement, dated as of July 15, 1987, between CSX, as guarantor, and Trident, as owner participant, (ii) that certain Sea-Land Kodiak Indemnity Guaranty Agreement, dated as of July 15, 1987, between CSX, as guarantor, and Trident, as owner participant, (iii) that certain Sea-Land Anchorage Indemnity Guaranty Agreement, dated as of July 15, 1987, between CSX, as guarantor, and Trident, as owner participant, (iv) that certain Sea-Land Enterprise Indemnity Guarantee Agreement, dated as of December 1, 1988, by and among CSX, as guarantor, Chrysler Capital, as owner participant, and State Street, as bank and owner trustee, (v) that certain Sea-Land Expedition Indemnity Guarantee Agreement, dated as of March 15, 1989, by and among CSX, as guarantor, Sequa Capital Corporation, as owner participant, and State Street, as bank and owner trustee, (vi) that certain Sea-Land Navigator Indemnity Guarantee Agreement, dated as of September 1, 1989, by and among CSX, as guarantor, GFS, as owner participant, and State Street, as bank and owner trustee, (vii) that certain Sea-Land Pacific Indemnity Guarantee Agreement, dated as of December 1, 1988, by and among CSX, as guarantor, Chrysler Capital, as owner participant, and State Street, as bank and owner trustee, and (viii) that certain Sea-Land Trader Indemnity Guarantee Agreement, dated as of March 15, 1989, by and among CSX, as guarantor, National City, as owner participant, and State Street, as bank and owner trustee, in each case as such agreement may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof and Section 11.04 or Section 16.13(a), as applicable.

“Insolvent” means, with respect to any Person, (i) the inability of such Person to pay its debts in the ordinary course as they mature, (ii) the fair present value of such Person’s debts is greater than the fair saleable value of such Person’s assets, or (iii) such Person is engaged in a business or a transaction, or is about to engage in a business or a transaction, for which such Person has unreasonably small capital.

“Interest Coverage Ratio” means at the end of any fiscal quarter, the ratio of (x) Consolidated EBITDA to (y) Consolidated Interest Expense, in each case for the period of the four consecutive fiscal quarters then most recently ended; provided that in the event that less than four consecutive fiscal quarters’ information is available, then the Interest Coverage Ratio shall be calculated for such lesser number of consecutive fiscal quarters.

“Joinder Agreement” shall have the meaning specified in Section 11.01(b).

“Joinder Transaction” shall have the meaning specified in Section 11.01(a).

“Knowledge” means as to any matter the actual knowledge, or such knowledge as would ordinarily be obtained as to such matter in the course of performance of his or her duties, of any of the following persons employed by the Company and the initial Guarantors, or the person or persons responsible for performing the equivalent functions for any Continuing Person: (a) the executive officers of the Company, including but not limited to each of the following persons: the President, Chief Executive Officer, Chief Financial Officer, General Counsel, and Vice-President-Operations and Labor of the Company, (b) the General Manager of each tradelane, and (c) the General Manager of Fleet Operations, Ocean Transportation Services Department. When used with reference to knowledge of the occurrence or existence of an event or circumstance that constitutes a Triggering Event, the requisite knowledge is knowledge of the occurrence or existence of such event or circumstance and not knowledge that such an event or circumstance constitutes a Triggering Event.

“Kodiak Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Kodiak Participation Agreement.

“Kodiak Participation Agreement” means that certain Sea-Land Kodiak Participation Agreement, dated as July 15, 1987, by and among Trident, as owner participant, Sea-Land Service, Inc., as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Loan Facility” shall have the meaning specified in Section 10.01(d).

“Losses” shall have the meaning specified in Section 3(a).

“Material Instrument” shall have the meaning specified in Section 9.01(c)(ii).

“Navigator Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Navigator Participation Agreement; provided, however, that as between any Guarantor and any Beneficiary any reference to a “Charter” therein shall be construed as a reference to such Charter as modified by the Charter Override Agreement.

“Navigator Participation Agreement” means that certain Sea-Land Navigator Participation Agreement, dated as of September 1, 1989, by and among GFS, as owner participant, the institutions listed on Schedule 1 thereto, as loan participants, the Company, as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and First Union, as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“New Member” shall have the meaning specified in the Preamble.

“Officers’ Certificate” means a certificate signed in the name of any Person by any two of its Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer.

“Operative Documents” means, collectively, the Kodiak Operative Documents, the Anchorage Operative Documents, the Tacoma Operative Documents, the Enterprise Operative Documents, the Expedition Operative Documents, the Navigator Operative Documents, the Pacific Operative Documents, and the Trader Operative Documents.

“Owner Trustee” means, collectively, the Anchorage Owner Trustee, the Tacoma Owner Trustee, the Kodiak Owner Trustee, the Enterprise Owner Trustee, the Expedition Owner Trustee, the Navigator Owner Trustee, the Pacific Owner Trustee and the Trader Owner Trustee.

“Pacific Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Pacific Participation Agreement; provided, however, that as between any Guarantor and any Beneficiary any reference to a “Charter” therein shall be construed as a reference to such Charter as modified by the Charter Override Agreement.

“Pacific Participation Agreement” means that certain Sea-Land Pacific Participation Agreement, dated as of December 1, 1988, by and among Chrysler Capital, as owner participant, the institutions listed on Schedule 1 thereto, as loan participants, the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and First Union, as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Permitted Indebtedness” means Indebtedness consisting of (a) Indebtedness that refinances, extends or replaces other Indebtedness without increasing the outstanding amount thereof, (b) non-cash amortization of original issue discount of other Indebtedness, (c) Indebtedness owed by one Guarantor to another Guarantor or (d) the accrual on Indebtedness of interest that is payable in kind or that is otherwise not currently payable in cash.

“Permitted Investor” shall mean (i) Carlyle Partners III, L.P., (ii) Theophilos Priovolos, (iii) Theophilos Priovolos’ immediate family, any trust or partnership for their benefit or, upon their death, any executor, administrator, testamentary trustee, legatee or any beneficiary of any such Person, or (iv) any Affiliate of any Person in clauses (i) or (ii); to the extent, in the case of any Person within clauses (ii), (iii) or (iv) other than an Affiliate of Carlyle Partners III, L.P., that such Person has entered into a voting agreement, or executed a proxy, granting voting power with respect to the applicable equity interests to Carlyle Partners III, L.P.

“Person” or “person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization, other form of business or legal entity or governmental authority.

“Power of Attorney” shall have the meaning specified in Section 10.07.

“Public Offering” shall mean an underwritten public offering of equity securities of the Company or New Member or Carlyle-Horizon Holdings Corp. pursuant to an effective registration statement filed by such issuer with the U.S. Securities and Exchange Commission (other than on Form S-4 or Form S-8 or successors to such forms) under the Securities Act.

“Relevant Guarantor” shall have the meaning specified in Section 14.01(b)(3).

“Restricted Payments” shall have the meaning specified in Section 11.03.

“Restricted Subsidiary” means any Subsidiary of New Member or of a Continuing Person that is a Guarantor.

“Securities Act” means the Securities Act of 1933, as amended.

“SL Service” shall have the meaning specified in the Preamble.

“Subcharterer” shall have the meaning specified in the Preamble.

“Subcharter Agreement” shall have the meaning specified in the Preamble.

“Subcharter Default” means any Subcharter Event of Default or any event or circumstance which with the giving of notice or passage of time, or both would be a Subcharter Event of Default.

“Subcharter Event of Default” means a “Subcharter Event of Default” as such term is defined in the Subcharter Agreement.

“Subsidiary” of any Person means any corporation, partnership, limited liability company or other entity of which at least a majority of the outstanding Capital Stock (or similar interests) having voting power (or other designative ability) to elect or designate directors (or similar governing body members) shall at the time be held, directly or indirectly, by such Person.

“Successor Change in Control” shall mean the acquisition by any individual, entity or group (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the Outstanding Company Voting Securities, directly or indirectly (including through investment in any parent entity) in a single transaction or series or related transactions.

“Tacoma Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Tacoma Participation Agreement.

“Tacoma Participation Agreement” means that certain Sea-Land Tacoma Participation Agreement, dated as July 15, 1987, by and among Trident, as owner participant, Sea-Land Service, Inc., as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Tested Transaction” shall have the meaning specified in Section 11.02(a).

“Tier 1 Default” means any Tier 1 Event of Default or any event or circumstance which, with the giving of notice or passage of time, or both, would be a Tier 1 Event of Default.

“Tier 2 Default” means any Tier 2 Event of Default or any event or circumstance which, with the giving of notice or passage of time, or both, would be a Tier 2 Event of Default.

“Tier 3 Default” means any Tier 3 Event of Default or any event or circumstance which, with the giving of notice or passage of time, or both, would be a Tier 3 Event of Default.

“Tier 1 Default Notice” shall have the meaning specified in Section 14.02(a).

“Tier 2 Default Notice” shall have the meaning specified in Section 14.02(b).

“Tier 3 Default Notice” shall have the meaning specified in Section 14.02(c).

“Tier 1 Event of Default” shall have the meaning specified in Section 14.01(a).

“Tier 2 Event of Default” shall have the meaning specified in Section 14.01(b).

“Tier 3 Event of Default” shall have the meaning specified in Section 14.01(c).

“Tradelane Transfer Transaction” means any Transfer of any portion of the assets of a Guarantor to any Person if such assets, together with other assets to be Transferred in connection therewith, comprise all or substantially all of a tradelane business in a single transaction or a group of related transactions.

“Trader Operative Documents” shall have the meaning specified in the definition of the term “Operative Documents” in the Trader Participation Agreement; provided, however, that as between any Guarantor and any Beneficiary any reference to a “Charter” therein shall be construed as a reference to such Charter as modified by the Charter Override Agreement.

“Trader Participation Agreement” means that certain Sea-Land Trader Participation Agreement, dated as of March 15, 1989, by and among National City, as owner participant, the institutions listed on Schedule 1 thereto, as loan participants, the Company (as successor-in-interest to Sea-Land Service, Inc.), as charterer, CSX, as guarantor, State Street, as bank and owner trustee, and First Union, as indenture trustee, as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof.

“Transaction Agreement” shall have the meaning specified in the Recitals.

“Transfer” or “transfer” means to directly or indirectly sell, convey, transfer, lease, assign, bareboat or demise charter or otherwise dispose of, in a single transaction or a group of related transactions.

“Transferred Vessel” shall have the meaning specified in the definition of Vessel Transfer.

“Trident” shall have the meaning specified in the definition of Anchorage Participation Agreement.

“Triggering Event” means a Default or Event of Default hereunder, a Chartered Vessel Default or Chartered Vessel Event of Default or a Subcharter Default or Subcharter Event of Default.

“Unrestricted Subsidiary” means any Subsidiary of New Member that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided in Section 10.04 or any Subsidiary of an Unrestricted Subsidiary.

“Vessel Transfer” means any transaction or group of related transactions as a result of which possession, use or control of any vessel subject to the Subcharter Agreement or any Chartered Vessel Bareboat Charter will be directly or indirectly subjected to a Transfer to any Person who immediately prior to such transaction was a Person other than New Member or any other Guarantor; and such vessel shall be a “Transferred Vessel”. A Vessel Transfer shall include, without limitation, (x) an assignment of the Subcharter Agreement (respecting the vessel(s) that are the subject of such assignment) or any Chartered Vessel Bareboat Charter, (y) any merger, consolidation, sale of Capital Stock or other transaction of any Guarantor as a result of which New Member and/or one or more of the Guarantors ceases to hold a majority of the Capital Stock of such Guarantor or the surviving entity of such merger or consolidation, sale of Capital Stock or other transaction, and (z) any sub-bareboat or sub-demise charter of a vessel subject to the Subcharter Agreement or any Chartered Vessel Bareboat Charter (whether or not in accordance with the terms of a Chartered Vessel Bareboat Charter or the Subcharter Agreement); provided, however, that a Vessel Transfer shall not include (a) a time charter on customary market terms or (b) transfer of any vessel subject to a Chartered Vessel Bareboat Charter or the Subcharter Agreement pursuant to a Voluntary Intermodal Sealift Agreement (RFP-N00033-02-R-5700, as amended, or any successor thereto).

1.02. Terms Generally. The following terms shall have the following meanings for all purposes of this Guarantee:

(a) unless otherwise expressly provided, all references herein to Sections or other subdivisions refer to the corresponding Sections and other subdivisions of this Guarantee;

(b) the terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder,” “hereinafter” and “herewith” refer to this Guarantee;

(c) the word “including” means “including without limitation” and the word “or” is not exclusive;

(d) the word “transaction” as used herein shall mean any single transaction or group of directly or indirectly related transactions; and

(e) unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Guarantee shall be made, in accordance with GAAP, consistently applied, and as utilized by the Guarantors. If any change after the Closing Date in GAAP as in effect on the Closing Date shall result in a change in any calculation required to determine compliance with any provision contained in this Guarantee, the Guarantors and the Beneficiaries will negotiate in good faith to amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same substantive result as would have been obtained prior to such change in GAAP. Until such an amendment is entered into, covenants shall be calculated in accordance with GAAP as in effect as of the date hereof.

SECTION 2. Guarantee.

2.01. Each Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees to each of the Beneficiaries, without offset or limitation, as primary obligor and not merely as surety:

(a) the due, punctual and full payment by the Guarantors of all amounts for which any Beneficiary is or becomes liable under the Charter Documents (other than as a result solely of a Beneficiary Default), or for which any other Guarantor is or becomes liable to any Beneficiary hereunder or under any of the Charter Documents (other than as a result solely of a Beneficiary Default), whether by declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362 of the Bankruptcy Code and unmatured interest thereon whether or not enforceable); and

(b) the due, punctual and full performance by the Guarantors of, and compliance by the Guarantors with, all covenants, terms and conditions (including any and all indemnities) for which any Beneficiary is or becomes liable under the Charter Documents (other than as a result solely of a Beneficiary Default), or for which any other Guarantor is or becomes liable to any Beneficiary hereunder or under any of the Charter Documents (other than as a result solely of a Beneficiary Default), other than those referred to in subparagraph (a) of this Section 2.01 (the obligations set forth in subparagraphs (a) and (b) of this Section 2.01 are collectively referred to as the “Guaranteed Obligations”).

2.02. This Guarantee, including all guarantees, covenants, indemnities, and agreements of the Guarantors contained herein, is a continuing guarantee and shall remain in full force and effect in accordance with the terms hereof and shall not be discharged until such time as all of the Guaranteed Obligations shall be indefeasibly paid in full in cash and duly performed or complied with in accordance with the terms thereof.

2.03. This Guarantee is a guarantee of payment, performance and compliance and not of collectibility, and no obligation of any Guarantor is in any way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by any Person, or to exercise or assert any right or remedy to which any of the Beneficiaries is or may be entitled in connection with the Transaction Agreement or any other document or instrument, or upon any other event, contingency or circumstance whatsoever.

2.04. The Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which the Beneficiaries may have at law or in equity against any Guarantor by virtue hereof, that if for any reason whatsoever the Subcharterer or any other Guarantor directly obligated to do so shall fail duly, punctually and fully to (a) pay any Guaranteed Obligations that are payment obligations as and when the same shall become due and payable, whether by declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362 of the Bankruptcy Code and unmatured interest thereon whether or not enforceable), the other Guarantors will forthwith pay or cause to be paid such amount to the person or persons entitled to receive the same or (b) if the Guaranteed Obligation is other than for payment, perform or comply with the Guaranteed Obligations as and when the same are to be performed or complied with, the other Guarantors shall forthwith perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or complied with.

2.05. If any of the Guarantors fails promptly to fulfill any of its Guaranteed Obligations, the Beneficiaries may, but are not obligated to, fulfill any such Guaranteed Obligation. Any amounts paid and all costs and expenses (including reasonable fees and disbursements of counsel and allocated charges of internal counsel) incurred by the Beneficiaries in fulfilling any Guaranteed Obligation or curing any Event of Default or otherwise in enforcing or preserving any rights under this Guarantee and all other amounts due from the Guarantors hereunder shall be payable by the Guarantors to the Beneficiaries upon demand, together with interest at the “default rate” per annum applicable from time to time under the Guarantors’ principal Loan Facility, compounded monthly, from the date of demand. The Beneficiaries agree to act in a commercially reasonable manner in fulfilling any such Guaranteed Obligation or curing any such Event of Default, and agree to afford the Guarantor Representative such prior notice of their actions as is reasonable under the circumstances. If, in the course of fulfilling any such Guaranteed Obligation, the Beneficiaries become entitled to assert claims against third parties other than the Guarantors, the Beneficiaries shall assign such claims to the Guarantors if the Guarantors have fully reimbursed the Beneficiaries for fulfilling Guaranteed Obligations or curing Events of Default, the Guaranteed Obligation has been fully performed, no Triggering Event has occurred and is continuing and the Guarantors have indemnified the Beneficiaries to their reasonable satisfaction (including satisfaction as to the collectibility of such indemnity) against any Losses that might occur from the Guarantors’ pursuit of such claims.

SECTION 3. Indemnity Agreement.

(a) Each of the Guarantors hereby jointly and severally covenants to the Beneficiaries that it will fully and timely pay and perform its respective obligations under this Guarantee, the Subcharter Agreement, the Charter Override Agreement and the Bareboat Charters to which it is a party and agrees to indemnify and hold harmless each Beneficiary from and against any and all claims, losses, liabilities, damages, charges, actions, judgments, suits, proceedings, governmental investigations, deficiencies, taxes, interests, penalties, costs and expenses (including interest and penalties, reasonable costs of investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other reasonably necessary professional experts) (collectively, “Losses”) imposed upon or incurred by the Beneficiary resulting from or arising directly or indirectly out of any of the Charter Documents, including any claim against CSX under the Charter Guarantee Agreements and the Indemnity Guarantee Agreements, or otherwise relating to the Guaranteed Obligations, but excluding any Losses suffered by any Beneficiaries resulting solely from any Beneficiary Default. The Guarantors hereby acknowledge and agree that their obligations hereunder are in all ways absolute, notwithstanding any dispute or controversy among the parties hereto arising in connection with the Transaction Agreement or otherwise. Notwithstanding the foregoing, Losses shall not include any Losses relating to CCF Program benefits unless such Losses arise from termination by a Guarantor of the Subcharter Agreement as to any vessel grounded on vessel obsolescence if such termination results in the occurrence of a nonqualified withdrawal to pay the related CCF Program indebtedness and interest is assessed on the additional tax payable from such withdrawal as provided in the CCF Program. CSX and each relevant Beneficiary in connection with any such obsolescence agrees to exercise reasonable commercial efforts to obtain the permission from the United States Maritime Administration to prepay such related CCF Program indebtedness to avoid the payment of interest on such additional tax.

(b) Each of the Beneficiaries hereby jointly and severally agrees to indemnify and hold harmless each Guarantor from and against any and all Losses imposed upon or incurred by such Guarantor resulting solely from or arising directly or indirectly out of any Beneficiary Default. The Beneficiaries hereby acknowledge and agree that their obligations under this clause (b) are in all ways absolute, notwithstanding any dispute or controversy among the parties hereto arising in connection with the Transaction Agreement or otherwise.

SECTION 4. Guarantors’ Obligations Unconditional.

4.01. The obligations of the Guarantors hereunder shall be irrevocable and shall be primary, absolute and unconditional joint and several recourse obligations, not subject to any defense, set off, recoupment or counterclaim which the Subcharterer or the other Guarantors (or any of them) may have or assert as against any Beneficiary other than the defense that payment or performance of any Guaranteed Obligation is not due under the terms of the relevant Operative Document or under the terms of this Guarantee or has been performed, shall not be affected or impaired irrespective of any matter, and shall remain in full force and effect until payment and/or performance in full. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be released, discharged, set off or otherwise affected by (i) the amendment or modification of any of the Guaranteed Obligations or of any agreement relating thereto, including any waiver or consent involving a change in the time, manner or place of payment of, or any other term of, all or any of the obligations contained in any of the Guaranteed Obligations (except that if any such amendment or modification is effected by any Beneficiary and has not been consented to by the Guarantor Representative in writing in accordance with the terms of this Guarantee the obligations of the Guarantors hereunder shall apply to the Guaranteed Obligations without giving effect to such amendment or modification and from and after any amendment or modification effected by any Guarantor with the consent in writing of the Beneficiaries in accordance with the terms of this Guarantee or effected by any Beneficiary with the consent in writing of the Guarantors in accordance with the terms of this Guarantee, this Guarantee shall apply to the Guaranteed Obligations as so amended or modified), (ii) any failure, omission or delay of any Person to assert any claim or demand or to enforce any remedy under, or any release of, any agreement relating to the Guaranteed Obligations (except that, if any such release of an agreement relating to the Guaranteed Obligations (a) is effected by any Beneficiary and has not been consented to in writing by the Guarantor Representative in accordance with the terms of this Guarantee or (b) is effected by any Guarantor and has not been consented to in writing by the Beneficiary Representative in accordance with the terms of this Guarantee, the obligations of the Guarantors hereunder shall apply to the Guaranteed Obligations without giving effect to such release, and, from and after any release effected by any Guarantor with the consent in writing of the Beneficiaries in accordance with the terms of this Guarantee or effected by any Beneficiary with the consent in writing of the Guarantors in accordance with the terms of this Guarantee, this Guarantee shall apply to the Guaranteed Obligations giving effect to such release), any exercise or nonexercise by any person of any right, remedy, power or privilege under any such agreement, (iii) any assignment, conveyance, mortgage or other transfer of all or any part of the respective rights and interests of the Subcharterer or the Charterer in, to or under any of the Guaranteed Obligations, or of all or any part of the rights of the Beneficiaries under this Guarantee, (iv) any voluntary or involuntary bankruptcy, insolvency, reorganization, liquidation, dissolution, marshalling of assets and liabilities, receivership, conservatorship, custodianship, assignment for the benefit of creditors, arrangement, composition, readjustment, winding up or similar proceeding (collectively, a “Bankruptcy”) with respect to any Guarantor or any Beneficiary, except that the obligations of the Guarantors under Section 2.01 shall not be accelerated by reason of the Bankruptcy of any Beneficiary, (v) any rejection of any of the Charter Documents or Guaranteed Obligations in a Bankruptcy, except that the obligations of the Guarantors under Section 2.01 shall not extend to a claim or loss resulting from rejection by a Beneficiary of any of the Charter Documents or Guaranteed Obligations in such Beneficiary’s Bankruptcy unless such Bankruptcy resulted from failure on the part of any Guarantor to perform its obligations, (vi) any failure or delay, as the result of actual or alleged force majeure, in the fulfillment of any of the Guaranteed Obligations, (vii) any action to obtain or enforce any judgment against any Person or the satisfaction of any judgment for partial payment or performance against any Person (except to the extent of such payment or performance), (viii) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or ineligibility for any particular trade of, or any damage to, or loss or destruction of, or any redelivery, repossession, surrender or other interruption or cessation in the use of, any vessel or other asset subject to a Guaranteed Obligation including any governmental prohibition, political situation, military intervention, restriction, condemnation, requisition or seizure for any reason whatsoever, including any act or omission of any Beneficiary or any Guarantor and regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease or other contract), (ix) the invalidity of any payment for any reason whatsoever, (x) except as expressly provided herein, any merger or consolidation of any Beneficiary or any Guarantor into or with any other corporation or other entity, or any other corporate change in any Beneficiary or any Guarantor, or any sale, lease or transfer of any of the assets of the Beneficiaries or any Guarantor to any other Person, or any change in the ownership of any shares of Capital Stock of any Beneficiary or any Guarantor, (xi) any ineligibility of any vessel which may be the subject of a Guaranteed Obligation for documentation under the laws of any applicable country, (xii) any default by any Beneficiary or any other Person of its obligations under the Transaction Agreement or (except that Guarantors shall not be liable for Losses suffered by any Beneficiaries resulting solely from any Beneficiary Default) any Guaranteed Obligation, or any failure or delay on the part of any Beneficiary in complying with any terms or covenants under the Transaction Agreement or any such Guaranteed Obligation, or any breach of any representation or warranty by, or any act or omission of, the Beneficiaries under the Transaction Agreement or any such Guaranteed Obligation, (xiii) any other circumstance or occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or indemnitor except for any defense that any applicable Guaranteed Obligation is not due under the terms of the relevant Operative Document or under the terms of this Guarantee or has been performed, (xiv) any counterclaim, set off, deduction or defense which any Guarantor may have against the Beneficiaries or any other Person (other than any defense arising under this Guarantee or any defense that any applicable Guaranteed Obligation is not due or has been performed), and in no event may any Guarantor assert (and each Guarantor hereby waives and agrees not to assert) as a counterclaim, set off, deduction or defense to the obligations of any Guarantor hereunder any claim that any Guarantor may have against the Beneficiaries (other than any defense arising under the terms of this Guarantee) or any party to the Charter Documents; including the Beneficiaries (in such capacity), (xv) any order, ruling, law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any of the Guaranteed Obligations or any of the rights, powers or remedies thereunder of any of the Guarantors, or (xvi) any failure by any Beneficiary to defend or mitigate damages respecting any claim made against any Beneficiary under any Operative Document (so long as, if such Beneficiary chooses to take action under Section 2.05 of this Guarantee, it acts in a commercially reasonable manner).

4.02. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient thereof (or the assignee of such recipient) upon a Bankruptcy of any Person, or upon or as a result of the appointment of a custodian, receiver, intervenor or conservator of, or trustee or similar officer for, any Person or any substantial part of the property of any Person, or otherwise, all as though such payments had not been made. Upon a Bankruptcy of any Guarantor, the Guarantors agree that, for purposes of this Guarantee and their obligations hereunder, such Guarantor shall be deemed to have been declared in default, with all attendant consequences, whether or not the pendency of such Bankruptcy shall permit the declaration of such default.

SECTION 5. Waiver; Acknowledgments.

5.01. The Guarantors waive diligence, presentment, promptness, presentation to, demand of payment or performance from and protest by the Beneficiaries to any Person of any of the Guaranteed Obligations and also waive notice of protest for nonpayment or nonperformance of any of the Guaranteed Obligations, and the Guarantors further waive (i) acceptance of this Guarantee and proof of reliance thereon by any Beneficiary, (ii) all notices required by law to preserve intact any rights against the Guarantors, (iii) any requirement that any Person be joined as a party to any proceeding for the enforcement of any obligation under any of the Guaranteed Obligations guaranteed hereunder, (iv) the filing of claims by any Beneficiary in the event of a Bankruptcy of a Guarantor or any other Person, (v) all demands upon a Guarantor (except for notices or demands expressly provided for in this Guarantee or the Subcharter Agreement) or any other Person and all other formalities with respect to a Guarantor or any such other Person, (vi) any right to require any Beneficiary to mitigate damages resulting from a default by any Person under any of the Guaranteed Obligations (so long as, if such Beneficiary chooses to take action under Section 2.05 of this Guarantee, it acts in a commercially reasonable manner), (vii) any requirement that any or all of the Beneficiaries protect, secure, perfect or insure any security interest or lien on any property, (viii) any requirement that any or all of the Beneficiaries exhaust any right or take any action against a Guarantor or any other Person or any collateral, (ix) any and all rights any Guarantor may have or that at any time hereafter may be conferred upon it, by statute, regulation or otherwise, to terminate or cancel this Guarantee, (x) any rights to the enforcement, assertion or exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any of the Guaranteed Obligations, (xi) any requirement of diligence, and (xii) any damage resulting from a default by any party under any of the Guaranteed Obligations, other than Losses suffered by any Beneficiaries resulting solely from a Beneficiary Default. Each Beneficiary shall have the right to bring suit directly against any of the Guarantors either prior to or concurrently with any lawsuit against, or without bringing any suit against, any other Person. Notwithstanding the generality of the foregoing waivers, no Guarantor waives any right it may have under the Transaction Agreement to receive notice of any event or circumstance.

5.02. Each of the Guarantors confirms and acknowledges to each Beneficiary that (i) the Guarantor is aware of, and has assumed, the risks involved in, this transaction, including those associated with the condition (financial or otherwise), creditworthiness, affairs, status and nature of the Guarantors or the Beneficiaries; (ii) the Guarantor has independently determined to incur its obligations hereunder and the Guarantor understands that the Beneficiaries are relying upon this Guarantee and that the Beneficiaries would not enter into the Transaction Agreement except in reliance upon the Guarantors to honor their obligations under this Guarantee in accordance with its terms; and (iii) without waiving any rights of the Guarantors under or in respect of the Transaction Agreement, for purposes of incurring its obligations under this Guarantee the Guarantor has not relied upon any information provided by the Beneficiaries with respect to the Beneficiaries or any other Guarantor and (except as may be set forth in the Transaction Agreement) none of the Beneficiaries has made any representation or warranty to the Guarantors with respect to any Guaranteed Obligation.

SECTION 6. Subrogation; Subordination.

Until all Guaranteed Obligations have been indefeasibly paid in full in cash (or, as between New Member or any of its Subsidiaries as claimant and a Guarantor which is not New Member or any of its Subsidiaries as obligor, and so long as no Triggering Event has occurred and is continuing, until all Guaranteed Obligations then payable or performance of which is then due have been indefeasibly paid in full in cash), each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any other Guarantor or the Subcharterer or any of their assets in connection with this Guarantee or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Subcharterer or other Guarantor, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Subcharterer or other Guarantor, (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary, and (d) any right of contribution such Guarantor may have against any other Guarantor. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Subcharterer or other Guarantor or against any collateral or security, and any rights of contribution such Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights any

Beneficiary may have against the Subcharterer or other Guarantor, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other Guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights while the waiver described in the first sentence of this Section 6 is in effect, such amount shall be held in trust for the Beneficiaries and shall forthwith be paid over to the Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

SECTION 7. No Third-Party Beneficiary.

This Guarantee is made for the benefit of, and shall be enforceable by, the parties hereto. No person other than the parties hereto is an intended beneficiary hereof and no person other than the parties hereto shall be entitled to enforce the obligations of the other parties hereunder.

SECTION 8. Conditions to Effectiveness.

The effectiveness of this Guarantee is subject to the occurrence of the Closing Date and Guarantors shall have no obligations hereunder unless and until the Closing (as defined in the Transaction Agreement) has occurred. This Guarantee shall immediately and automatically become null and void in the event that the Transaction Agreement shall be terminated in accordance with its terms.

SECTION 9. Representations and Warranties.

Except, with respect to Sections 9.01(a), (b) and (c), insofar as the accuracy of such representation and warranty is dependent on corporate action of CSX and its Affiliates to authorize, execute and deliver this Guarantee prior to the Closing Date, each of the Guarantors represents and warrants to the Beneficiaries that as of the Closing Date:

9.01. Organization; Authorization.

(a) Each of the Guarantors has all requisite power and authority, corporate or otherwise, necessary to execute and deliver this Guarantee and to perform its obligations under this Guarantee. The execution, delivery and performance of this Guarantee have been duly and validly authorized by all necessary corporate or other action and no other actions or proceedings are necessary therefor.

(b) This Guarantee has been duly and validly executed and delivered by each Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

(c) Neither the execution and delivery of this Guarantee nor the fulfillment of the terms hereof or of any other agreement or instrument contemplated by this Guarantee has constituted or resulted in or will constitute or result in:

(i) any violation of such Guarantor’s Certificate of Incorporation or By-laws or other organizational or constitutive documents of such Guarantor;

(ii) any violation of, or be an event that is (or with or without notice or the passage of time or both will result in) a violation of, (a) any Loan Facility or any agreement entered into in connection therewith or (b) any other material note, bond, indenture, deed of trust, license, mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment, injunction or decree (each instrument described in clause (a) or (b), a “Material Instrument”) to which such Guarantor is a party or by which such Guarantor or any of its assets is bound, unless such violation described in this subparagraph (ii)(c) either (x) would not have a material adverse effect on the business, assets, operations or financial condition of the Guarantors taken as a whole, the validity or enforceability of this Guarantee or the Guarantors’ ability to perform the Guaranteed Obligations and their obligations under this Guarantee and the Charter Documents or (y) arises primarily because a Material Instrument to which CSX or one of its Affiliates was a party (or by which its assets were bound) immediately prior to the Closing Date was violated by the execution and delivery of this Guarantee; or

(iii) any material violation or material conflict with any statute, rule or regulation applicable to such Guarantor or any of its or their properties or assets.

9.02. No Default. None of the Guarantors is in violation of or in default under any Material Instrument (other than any violation or default of an instrument of the type described in Section 9.01(c)(ii)(b) that either (i) would not have a material adverse effect on the business, assets, operations or financial condition of the Guarantors taken as a whole, the validity or enforceability of this Guarantee or the Guarantors’ ability to perform the Guaranteed Obligations and their obligations under this Guarantee and the Charter Documents), or (ii) that existed immediately prior to the Closing Date.

9.03. Taxes; Consents; Approvals, etc.

(a) It is not necessary in order to ensure the legality, validity or enforceability of this Guarantee that it or any other document be filed, recorded or registered, whether with any court or government authority or otherwise, or that any stamp, registration or similar duty or tax be paid on or in relation to this Guarantee save for the filings, recordings and registrations (if any) which have been made or which are not yet due (and which the Guarantors undertake to pay forthwith to the relevant authorities when they become due) and save for the duties and taxes which have been paid.

(b) All consents, permissions and approvals of, and registrations, filings and recordings with, governmental authorities and third parties required (if any) for the Guarantors’ execution and performance of their obligations under this Guarantee have been duly obtained or effected and are in full force and effect.

9.04. No Insolvency. None of the Guarantors or any of their Subsidiaries is Insolvent, and none of them will be rendered Insolvent by the execution of this Guarantee, the Transaction Agreement, the Subcharter Agreement, or by the consummation of the transactions contemplated hereby or thereby.

9.05. Subsidiaries Guarantors. As of the Closing Date, each Subsidiary of New Member is a Guarantor hereunder.

9.06. Citizenship. As of the Closing Date, each Guarantor is a Citizen of the United States.

SECTION 10. Affirmative Covenants.

As long as any Guarantor shall have any Guaranteed Obligations outstanding, unless the Beneficiaries waive compliance in writing:

10.01. Information. The Guarantors shall furnish, or cause to be furnished, to the Beneficiaries the following financial statements, reports, notices and information (in each case in addition to any financial statements, reports, notices and information required under the Subcharter Agreement):

(a) substantially concurrently with the delivery of such financial statements to the Company’s or New Member’s senior lenders after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income and cash flows of New Member and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of New Member and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in the form provided to such senior lenders and certified by an authorized financial officer of New Member, subject only to changes resulting from year-end adjustments; provided, however, that at such time as New Member shall be a public company, New Member may in lieu of the foregoing requirement provide to the Beneficiaries promptly upon transmission thereof, copies of all quarterly financial statements as are sent to the public security holders of New Member which are filed with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission); and provided, further, that if one or more of the consolidated Subsidiaries of New Member shall not be a Guarantor or if one of the Guarantors is a Person other than New Member and its consolidated Subsidiaries the financial statements delivered pursuant hereto shall be accompanied by an Officers’ Certificate containing a reconciliation certified as accurate by an authorized financial officer of the Guarantor and eliminating from such financial statements the assets, liabilities, income and expenses and cash flows of the non-Guarantors, adding in the assets, liabilities, income and expenses and cash flows of the Guarantors which are not consolidated Subsidiaries and making such other adjustments as shall be necessary to properly compute the Interest Coverage Ratio in light of such circumstances;

(b) substantially concurrently with the delivery of such financial statements to the Company’s or New Member’s senior lenders after the end of each fiscal year, consolidated statements of income and cash flows of New Member and the its Subsidiaries for such year and a consolidated balance sheet of New Member and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in the form provided to such senior lenders and certified by independent public accountants of recognized national standing in the form provided to such senior lenders; provided, however, that at such time as New Member shall be a public company, New Member may in lieu of the foregoing requirement provide to the Beneficiaries promptly upon transmission thereof copies of all annual financial statements as are sent to the public security holders of New Member which are filed with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission); and provided, further, that if one or more of the consolidated Subsidiaries of New Member shall not be a Guarantor or if one of the Guarantors is a Person other than New Member and its consolidated Subsidiaries the financial statements delivered pursuant hereto shall be accompanied by an Officers’ Certificate containing a reconciliation certified as accurate by an authorized financial officer of the Guarantor and eliminating from such financial statements the assets, liabilities, income and expenses and cash flows of the non-Guarantors, adding in the assets, liabilities, income and expenses and cash flows of the Guarantors which are not consolidated Subsidiaries and making such other adjustments as shall be necessary to properly compute the Interest Coverage Ratio in light of such circumstances;

(c) together with any and all annual and quarterly financial statements furnished under the preceding clauses (a) and (b), an Officers’ Certificate of New Member and each other Guarantor dated the date of such annual or such quarterly financial statement, as the case may be, to the effect that no Triggering Event has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it;

(d) a copy of any and all financial statements, notices, certificates, reports and other similar documents provided to any agent or lender under any credit agreement, note agreement, indenture or other institutional credit facility which is either the principal senior credit facility of such Guarantor or under which Indebtedness of $50,000,000 or more is outstanding (collectively, a “Loan Facility”) now or hereafter existing, substantially concurrently with the provision thereof to such Person, other than any such document prepared on a non-routine basis by special request of the lenders under such Loan Facility;

(e) as soon as possible and in any event within ten days after any Guarantor has Knowledge of the occurrence of a Triggering Event, an Officers’ Certificate of such Guarantor setting forth details of such Triggering Event, and the action which such Guarantor has taken and proposes to take with respect thereto;

(f) promptly upon receipt thereof, written notice of the occurrence of any default or event of default (or similar event however denominated) under any Loan Facility, or receipt of any written claim of the occurrence thereof;

(g) promptly upon the transmission thereof, a copy of any and all reports, notices and other information required to be provided by any Guarantor to any party to any of the Bareboat Charters;

(h) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, and within 60 days after the fiscal year-end, an Officers’ Certificate showing the Interest Coverage Ratio and the calculation thereof;

(i) promptly upon transmission thereof, copies of all such financial, proxy and information statements, notices and other reports as are sent to the public security holders of New Member and copies of all registration statements and all reports which are filed with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission); and

(j) such other information respecting the financial condition, business, or operations of any Guarantor as any Beneficiary may from time to time reasonably request.

10.02. Owner Trustee Information Requests. Promptly after receiving written notice from a Beneficiary or any party to a Charter Document that an Owner Trustee, Owner Participant, indenture trustee or other party to a Charter Document not affiliated with CSX, has requested information that such party is entitled to receive under the applicable Charter Documents, the Guarantors shall provide to such Person such information.

10.03. [Intentionally Omitted.]

10.04. Designation of Unrestricted Subsidiaries. Every Subsidiary of New Member shall be a Restricted Subsidiary, except that the Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of New Member) that is not a party to the Subcharter Agreement or any Operative Document to be an Unrestricted Subsidiary, unless such Subsidiary owns any Capital Stock or Indebtedness of, or owns or holds any lien (other than as lessor under a lease of such property that is not a capital lease) on any property of, New Member or any Guarantor; provided that either (i)(A) the Interest Coverage Ratio of New Member and the remaining Restricted Subsidiaries for the twelve-month period ending on the most recent quarter for which financial statements have been provided pursuant to Section 10.01, is no less than 1.90 to 1.00 on a pro forma basis after giving effect to the designation as if it occurred at the commencement of the period of four consecutive fiscal quarters then most recently ended, and (B) no Tier 1 Default or Tier 2 Event of Default shall have occurred and be continuing and no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or (ii) such Unrestricted Subsidiary is capitalized exclusively using proceeds from the sale of newly issued Capital Stock of New Member or such Unrestricted Subsidiary following the Closing Date. Any such designation by the Board of Directors shall be evidenced to the Beneficiaries by promptly filing with the Beneficiaries a copy of the resolution of the Board of Directors giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions. Any Guarantor that is designated an Unrestricted Subsidiary in accordance with this Section 10.04 shall be released from all liabilities under this Guarantee other than in respect of any breach or violation of any provision of the Chartered Vessel Bareboat Charters or the Subcharter Agreement (as applicable) or this Guarantee arising prior to or at the time of such designation.

10.05. Charter Vessels. Each Guarantor that is a party to any of the Chartered Vessel Bareboat Charters covenants to the Beneficiaries that it shall timely and fully perform each and every covenant, term and condition of each such agreement to which it is a party and the Charter Override Agreement.

10.06. United States Citizenship. Each Guarantor covenants to the Beneficiaries that it shall at all times be a Citizen of the United States so long as any of the Charter Documents so requires, unless such Guarantor’s failure to be a Citizen of the United States results from CSX’s failure to be a Citizen of the United States.

10.07. Power of Attorney. On the Closing Date each Guarantor that is a party to any Chartered Vessel Bareboat Charter shall execute and deliver to the Beneficiaries a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the termination of this Guarantee. The powers conferred on Beneficiaries under the Power of Attorney are solely to protect the interests of the Beneficiaries with respect to the Guaranteed Obligations relating to the Chartered Vessel Bareboat Charters and shall not impose any duty upon the Beneficiaries to exercise any such powers. The Beneficiaries agree that they shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing and shall exercise such power or authority strictly in furtherance of the remedies provided for under any applicable Chartered Vessel Bareboat Charter or under this Guarantee in respect of such Chartered Vessel Bareboat Charter. The Beneficiaries agree to act in a commercially reasonable manner in exercising the powers granted under the Power of Attorney, and agree to afford the Guarantor Representative such prior notice of their actions as is reasonable in the circumstances (but in no event less than three business days’ prior written notice of the initial exercise of the Power of Attorney, on a one-time basis).

10.08. Further Assurances. New Member and each other Guarantor shall from time to time, whether before, at or after the Closing Date, execute and deliver such further instruments and take such other action as may be necessary or reasonably requested to implement and give effect to the express rights of the Beneficiaries hereunder or under the Subcharter Agreement, in each case at the expense of such Beneficiaries.

SECTION 11. Certain Covenants. Until the satisfaction in full of all Guaranteed Obligations, New Member and each other Guarantor covenant as follows:

11.01. Requirement of Joinder.

(a) Each of the following, whether direct or indirect and whether a single transaction or series of related transactions, shall be a joinder transaction (a “Joinder Transaction”):

(1) any consolidation or merger of any Guarantor with or into any other Person (other than another Person who is, immediately prior to such transaction, a Guarantor) unless such Guarantor is the surviving entity of such consolidation or merger;

(2) any Transfer of all or substantially all of the assets of a Guarantor to any Person (who is not, immediately prior to such Transfer, a Guarantor); or

(3) any Vessel Transfer to any Person (who is not, immediately prior to such Transfer, a Guarantor);

provided, however, that if all Guarantors involved in such transaction were designated as Unrestricted Subsidiaries in accordance with the provisions of this Agreement immediately prior to such transaction, then the Continuing Person of such transaction shall be designated as an Unrestricted Subsidiary and such transaction shall not be a Joinder Transaction; and provided further, however, that a Joinder Agreement (as herein defined) with respect to a Vessel Transfer need only be in respect of the Transferred Vessels; and provided further that the sale of the equity or assets of Horizon Services Group, LLC or Sea-Logix, LLC shall not constitute a Joinder Transaction if (w) such transaction does not involve a Vessel Transfer or the merger or consolidation, or Transfer of material assets of, any Guarantor other than Horizon Services Group, LLC or Sea-Logix, LLC, (x) the requirement set forth in Section 11.02(b)(1)(x) has been satisfied, (y) Horizon Services Group, LLC or Sea-Logix, LLC (as applicable) shall not have received material assets from other Guarantors prior to or concurrently with such sale and, (z) the entity or assets to be sold, taken together with any other entity or assets previously sold or to be sold pursuant to this proviso, would not constitute a “significant subsidiary” of New Member as such item is defined in Regulation S-X under the Securities Exchange Act of 1934 as of the date hereof if each reference to “10%” in such Regulation were a reference to “20%” and only the entities that were Guarantors were included in the group of “registrant” and its “subsidiaries” as those terms are used in such Regulation (measured in each case immediately prior to such sale). Upon any such sale of the equity of Horizon Services Group, LLC or Sea-Logix, LLC (as applicable), the sold entity shall be released from all Guaranteed Obligations arising following consummation of such sale.

(b) Neither New Member nor any other Guarantor shall consummate any Joinder Transaction unless, prior thereto:

(1) each Continuing Person who is not already a party to this Agreement shall have executed and delivered to the Beneficiaries a joinder agreement in the form attached as Exhibit B to this Guarantee (each, together with the applicable power of attorney if required by Section 10.07, a “Joinder Agreement”) agreeing to be bound as a Guarantor and successor “New Member” (if applicable) hereunder, containing an assumption by each such Person of the due and punctual payment, performance and observance of each obligation, covenant and agreement of the Guarantors contained in this Guarantee solely with respect to the Transferred Vessels and the Guaranteed Obligations with respect thereto; provided, however, that all references in such Joinder Agreement to any Charter Documents contained in such Joinder Agreement shall be deemed to refer only to such agreements that relate to any Transferred Vessels;

(2) each Guarantor shall have delivered to the Beneficiaries an Officers’ Certificate of such Guarantor (in form and substance reasonably satisfactory to the Beneficiary Representative), stating that such Joinder Transaction complies with this Agreement;

(3) each Person executing a Joinder Agreement shall have delivered to the Beneficiaries a legal opinion (in form and substance reasonably satisfactory to the Beneficiary Representative and subject to qualifications and exceptions consistent with customary opinion practice), stating that such Joinder Agreement (x) has been duly authorized, executed and delivered by such Person, (y) constitutes the legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, and (z) does not require any material governmental consent, approval or filing under the law of any relevant jurisdiction reasonably identified by the Beneficiary Representative, or any approval or consent from a third party under any instrument, license or agreement (including stockholder approval) that would be material to such Person executing the Joinder Agreement and the Guarantors affiliated with such Person taken as a whole, except for such consents, approvals and filings as have been duly obtained and are in full force and effect on the date of such legal opinion, and copies of which have been supplied to the Beneficiary Representative. In rendering such opinion, the counsel may rely on certificates or other representations from such Person or Persons executing a Joinder Agreement as to (i) matters of fact and no opinion shall need to be rendered as to such matters, and (ii) whether any specific instruments, licenses and agreements are material.

(c) The requirements with respect to Joinder shall be independent of and in addition to any requirements imposed on any transaction under any other Section of this Agreement.

(d) Notwithstanding any other provision hereof, the obligations, covenants and agreements contained in Sections 11.03 and 11.05 hereof shall not apply to any Guarantor that is not an Affiliate of Carlyle Partners III, L.P.

(e) Notwithstanding any other provision hereof, any Guarantor that is not an Affiliate of Carlyle Partners III, L.P. may not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to this Guarantee or a Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

11.02. Other Covenants.

(a) Each of the following, whether direct or indirect and whether a single or series of related transactions, shall be a tested transaction (a “Tested Transaction”):

(1) any Joinder Transaction (other than a reincorporation merger and other than any merger or consolidation that is solely an acquisition transaction);

(2) any Change of Control Transaction; and

(3) any Tradelane Transfer Transaction;

(b) Neither New Member nor any other Guarantor shall consummate any Tested Transaction unless the requirements set forth in paragraphs (1) – (6) below have been satisfied prior thereto:

(1) (x) no Tier 1 Default and no Tier 2 Event of Default shall have occurred and be continuing or shall result from such Tested Transaction and (y) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from such Tested Transaction; provided, however, that for purposes of applying clause (y) of this Section 11.02(b)(1) to a Change of Control Transaction, the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000;

(2) either (x) the Interest Coverage Ratio for the Continuing Person (including only such Continuing Person and such other Persons that are to become Guarantors by delivering a Joinder Agreement in connection with such Tested Transaction) for the four quarter period ending on the most recent prior quarter-end for such Continuing Person on a pro forma basis shall not be less than 1.90 to 1.00, or (y) the Interest Coverage Ratio for the Guarantors (excluding the Continuing Person and such other Persons that are to become Guarantors by delivering a Joinder Agreement in connection with such Tested Transaction) for the four quarter period ending on the most recent prior quarter-end for such Guarantors on a pro forma basis shall not be less than 1.90 to 1.00;

(3) each representation and warranty in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 shall be made by the Continuing Person to the Beneficiaries on the date of the Transfer and shall be true and correct for such Continuing Person as of such date;

(4) such Tested Transaction shall not constitute a Transfer by a Guarantor to an Affiliate of any Guarantor if such Affiliate is not itself a Guarantor;

(5) each Guarantor and each Continuing Person shall have delivered to the Beneficiaries an Officers’ Certificate of such Guarantor or Continuing Person, as applicable (in form and substance reasonably satisfactory to the Beneficiary Representative) stating that (x) such Tested Transaction complies with Sections 11.01 and 11.02 including the delivery of the Joinder Agreement and satisfaction of the Interest Coverage Ratio test set forth above, and (y) both immediately prior to and after giving effect to the proposed Tested Transaction and all related transactions (including any transfers of assets or incurrence of Indebtedness in connection with, as a result of, or in anticipation of such transaction), paragraphs (1) and (4) and either paragraph (2)(x) or (2)(y) of this Section 11.02(b) have been satisfied; and

(6) each Guarantor and each Continuing Person shall have delivered to the Beneficiaries a legal opinion (in form and substance reasonably satisfactory to the Beneficiary Representative, relying as to matters of fact on certificates of public officials or officers of the applicable Guarantor or Continuing Person and otherwise subject to qualifications and exceptions consistent with customary opinion practice), stating that such Tested Transaction, and consummation thereof, would not result in a breach of this

Agreement. In rendering such opinion, the counsel may rely on certificates or other representations from such Person or Persons executing a Joinder Agreement as to (i) matters of fact, including as to the calculation of any financial covenants or tests contained in any agreement or instrument to which such Person is a party (except insofar as any legal determination as to the Persons as to whom such calculation is made is required), and, with respect to compliance with Section 9.02, as to the absence of any default or event of default under any Material Instrument (other than a default or event of default related to the Tested Transaction), and no opinion shall need to be rendered as to such matters, and (ii) whether any specific instruments, licenses and agreements are material.

All reasonable out-of-pocket costs (including reasonable attorneys’ fees) and expenses incurred by the Beneficiaries in connection with any Tested Transaction or proposed Tested Transaction shall be paid by the Guarantors.

If the Continuing Person satisfies the requirements of (b)(2) of this Section 11.02, then (i) each Guarantor that is not included in the Continuing Person shall be released from all Guaranteed Obligations arising following consummation of the Tested Transaction with respect to the Transferred Vessels, (ii) all references to any Charter Documents herein shall be deemed to refer only to such agreements that relate to any vessels that are not Transferred Vessels (it being understood that in no event shall any Guarantor be released from its liability in respect of any breach or violation of any provision of the Chartered Vessel Bareboat Charters or the Subcharter Agreement (as applicable) or this Guarantee arising with respect to the Transferred Vessels prior to or at the time of such Tested Transaction), and (iii) all computations of Interest Coverage Ratios hereunder shall be performed separately for the Continuing Person and the Guarantors that are not included in the Continuing Person. If the Continuing Person does not satisfy the requirements of (b)(2) of this Section 11.02, then the Guaranteed Obligations of the Guarantors arising from or related to the assets and vessels subject to the Tested Transaction shall continue to be Guaranteed Obligations hereunder after the consummation of such Tested Transaction in addition to the Joinder Agreement.

Each Beneficiary and each Guarantor further agree not to assign, and will not permit an Affiliate to assign, any Charter Document other than as permitted by the terms of this Guarantee.

11.03. Limitation on Dividends. New Member covenants to the Beneficiaries that it will not, and will not permit any of its Restricted Subsidiaries that is not wholly-owned by New Member to, pay or declare any dividend on any class of stock or make any other distribution on account of any class of its stock, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock (all of the foregoing being herein called “Restricted Payments”) other than (x) Restricted Payments payable solely in Capital Stock either made by any Guarantor to another Guarantor or made by New Member to any Person or (y) Restricted Payments to CSX, unless (a) New Member shall have provided to the Beneficiary Representative 15 days’ prior notice of its intent to make a Restricted Payment, which notice shall contain a reasonably detailed description of the Restricted Payment, (b) the Interest Coverage Ratio of the Guarantors shall not be less than 1.90 to 1.00 on a pro forma basis after giving effect to any Indebtedness incurred in connection with any proposed Restricted Payment as if incurred at the commencement of the period of four consecutive fiscal quarters then most recently ended and, if such Restricted Payment is a dividend or distribution of any part of the business or non-cash assets of any Guarantor, after giving pro forma effect to such dividend or distribution as if effected at the commencement of the period of four consecutive fiscal quarters then most recently ended, (c) no Tier 1 Default or Tier 2 Event of Default shall have occurred and be continuing and no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing; provided, however, that the foregoing shall not prevent or restrict the redemption, repurchase or other acquisition or retirement for cash of any Capital Stock held by any member of New Member’s management pursuant to any management equity subscription agreement or stock option agreement.

11.04. Restriction on Amendment of Guaranteed Obligations. New Member and each other Guarantor covenant to the Beneficiaries that they will agree not to amend, modify, waive, supplement, extend, renew or restate any of the terms of the Chartered Vessel Bareboat Charters or any Charter Document in any manner without the prior written consent of the Beneficiary Representative, such consent not to be unreasonably withheld if the proposed modifications are not adverse to the Beneficiaries; it being understood that any such amendment, modification, waiver, supplement, extension, renewal or restatement of any covenant, agreement or condition respecting Hire (as such term is defined in the Subcharter Agreement) or described in Article 5 – Maintenance, or Article 10 – Insurance, of the Subcharter Agreement is per se adverse to the Beneficiaries. New Member and each other Guarantor covenant that they will not grant or permit to exist any security interest in, or lien on, the Subcharter Agreement, any Chartered Vessel Bareboat Charter or Charter Document.

11.05. Transactions with Affiliates and Stockholders. New Member and each other Guarantor covenant to the Beneficiaries that they will not, and will not permit any of their Restricted Subsidiaries to, directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, whether in the ordinary course of business or otherwise, any Affiliate of any Guarantor (each such transaction, an “Affiliate Transaction”); provided that (A) New Member and its Restricted Subsidiaries may enter into such transactions on terms no less favorable to New Member or its Restricted Subsidiaries than if no such relationship existed and (B) if any single transaction or series of related transactions has an aggregate value in excess of $5,000,000, then New Member and its Restricted Subsidiaries may enter into such transactions only upon delivery to the Beneficiary Representative on behalf of the Beneficiaries of an Officers’ Certificate certifying that such transaction complies with clause (A) above and that such transaction has been approved by a majority of the members of the Board of Directors. Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions: (i) any employment agreement entered into by any of the Guarantors in the ordinary course of business, (ii) payment of reasonable directors’ fees and payments in respect of indemnification obligations owing to directors, officers or other individuals under the charters or by-laws of the Guarantors or pursuant to written agreements with any such Person, (iii) any tax distributions, provided such distributions are in accordance with the Newco LLC Agreement (as that term is defined in the Transaction Agreement), (iv) management, support, service and consulting arrangements with any Affiliate of any Guarantor; provided that such payments pursuant to this clause (iv) shall not exceed $3 million in the aggregate per annum plus reimbursement of actual out-of-pocket expenses and the satisfaction of any indemnification obligations, in each case incurred in the performance of duties thereunder, and that such payments shall not be made (but such expenses may be reimbursed and indemnity obligations satisfied) in any period if the Interest Coverage Ratio of the Guarantors shall be less than 1.90 to 1.00 on a pro forma basis after giving effect to such proposed payment and reimbursement as if made at the commencement of the period of four consecutive fiscal quarters then most recently ended, (v) transactions between New Member and any of its wholly-owned Restricted Subsidiaries or between wholly-owned Restricted Subsidiaries of New Member, (vi) any Restricted Payment permitted under Section 11.03, and (vii) the issuance and sale of Capital Stock of New Member.

11.06. Restrictions on Asset Sales to Unrestricted Subsidiaries. New Member and each other Guarantor covenant to the Beneficiaries that they will not, directly or indirectly, sell, convey, transfer, lease or otherwise dispose of any of their assets (other than the cash proceeds of any sale of Capital Stock of New Member that is permitted under clause (vii) of Section 11.05 and is consummated after the Closing Date) to any Unrestricted Subsidiary, or undertake any transaction through which possession, use or control of any vessels subject to the Subcharter Agreement or the Bareboat Charters will be directly or indirectly transferred to any Unrestricted Subsidiary, or agree to any of the foregoing; provided that any such Transfer not involving possession, use or control of any vessels subject to the Subcharter Agreement or the Bareboat Charters shall be permitted if (A) New Member provides 15 days’ advance notice to the Beneficiaries of any such sale, conveyance, transfer, lease or other disposition, which notice shall describe such transaction in reasonable detail, (B) the Interest Coverage Ratio of the Guarantors shall not be less than 1.90 to 1.00 on a pro forma basis after giving effect to such Transfer, (C) no Tier 1 Default or Tier 2 Event of Default shall have occurred and be continuing and no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing.

SECTION 12. Amendments and Waivers; Assignments.

12.01. Amendments and Waivers. Neither this Guarantee nor any term hereof may be amended, waived, discharged or terminated in whole or in part except by an instrument in writing signed by the Guarantor Representative and the Beneficiary Representative, and any such amendment, waiver, discharge or termination shall in no way impair the obligations of the Guarantors hereunder or the rights of any other party hereto in any other respect or at any other time and shall be binding on each Guarantor and each Beneficiary.

12.02. Assignments. Except (in the case of Transfers by a Guarantor) as otherwise provided in Sections 11.01 and 11.02 with respect to certain permitted Transfers by Guarantors and except (in the case of Transfers by a Beneficiary) in connection with a transfer of all or substantially all assets of such Beneficiary, neither the Guarantors nor the Beneficiaries may assign any of their respective rights or delegate any of their duties herein to any other Person without the express written consent of both the Guarantor Representative and the Beneficiary Representative, which may be granted or withheld in the sole discretion of such party. Any assignment by a party hereto without such written consent shall be void.

SECTION 13. Survival.

13.01. All warranties, representations and covenants made by the Guarantors herein or in any certificate or other instrument delivered by it or on its behalf under this Guarantee shall be considered to have been relied upon by the respective Beneficiary and shall survive the execution and delivery of this Guarantee, regardless of any investigation made by any of them or on its or their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantors hereunder.

13.02. The obligations of the Guarantors in Sections 3 and 16.05 hereof shall survive the release of this Guarantee as to any Guarantor.

SECTION 14. Events of Default; Remedies.

14.01. Events of Default.

(a) The occurrence of any of the following events or circumstances shall constitute a “Tier 1 Event of Default” hereunder:

(1) Payment. Any Guarantor shall fail to reimburse any Beneficiary for any amount Beneficiary expends (a) to cure a breach or violation under an Operative Document after notice by a party (other than a CSX Affiliate) to such Operative Document that a breach or violation of such Operative Document has occurred or (b) in accordance with Section 2.05, in each of cases (a) and (b) within 30 days after receipt of a reasonably detailed written invoice specifying the amount due.

(2) Tier 1 Covenants. Any Guarantor shall breach in any material respect any of the following covenants or agreements set forth herein and such breach shall continue for 30 days or more after the earlier of any Guarantor having Knowledge of such breach or receiving written notice of such breach from any Beneficiary or any party to a Charter Document: Section 10.04 (Designation of Unrestricted Subsidiaries), Section 10.06 (United States Citizenship) or each covenant and agreement in Section 11.

(3) Cross-Acceleration. The acceleration of any Guarantor’s Indebtedness under one of its Loan Facilities by reason of the occurrence of an event of default thereunder, or the failure to pay such Indebtedness at maturity (as such maturity may be extended from time to time); provided, that if any such acceleration is rescinded or failure to pay is waived, then no Tier 1 Event of Default shall be deemed to have occurred as a result thereof.

(4) Bankruptcy, etc. Any Guarantor, other than an Unrestricted Subsidiary, shall:

(i) commence a voluntary case under the Bankruptcy Code;

(ii) have filed against it a petition commencing an involuntary case under the Bankruptcy Code which shall not have been dismissed, discharged or stayed within 60 days after the date on which said petition is filed, or file an answer or other pleading within said 60-day period admitting or seeking, consenting to or acquiescing in the relief therein provided;

(iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

(iv) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors, or consent to such relief;

(v) have entered against it an order by a court of competent jurisdiction (1) finding it to be bankrupt or Insolvent, (2) ordering or approving its liquidation or reorganization or (3) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property;

(vi) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property; or

(vii) fail generally to pay its debts as they come due.

(5) Enforceability, etc. This Guarantee shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be in full force and effect, or any Guarantor shall assert any of the foregoing in writing or in a judicial or similar proceeding; or any authorization, approval or consent necessary for any Guarantor to enter into (if applicable) and perform its obligations under this Guarantee is withdrawn or modified in a manner unacceptable to the Beneficiaries or is revoked or terminated or expires and is not renewed or otherwise is not in full force and effect by reason of any act or omission on the part of any Guarantor.

(6) Exercise of Remedies by Non-CSX Parties. Either (a) an event of default (or similar event, however denominated) shall occur and be continuing under an Operative Document (other than a Beneficiary Default or a default by a party thereto other than a Beneficiary or a Guarantor) and the Owner Trustee, indenture trustee or other non-CSX party to an Operative Document has given written notice of the occurrence thereof or (b) an event or circumstance that would be an event of default (or similar event, however denominated) under an Operative Document with the giving of notice or the passage of time shall occur and be continuing (other than a Beneficiary Default or a default by a party thereto other than a Beneficiary or a Guarantor), the Owner Trustee, indenture trustee or other non-CSX party to an Operative Document has given written notice of the occurrence thereof and the Guarantors shall not be proceeding diligently to effect a timely cure.

(b) The occurrence of any of the following events or circumstances shall constitute a “Tier 2 Event of Default” hereunder:

(1) Payment. An Event of Default (as defined therein) shall occur and be continuing under Section 14(a) or (b) of any of the Chartered Vessel Bareboat Charters or a Subcharter Event of Default (as defined therein) shall occur and be continuing under Article 14(a)(i) or (a)(ii) of the Subcharter Agreement;

(2) Insurance. The relevant Guarantor shall fail to maintain in effect insurance on the relevant vessel in accordance with the terms of Article 10(a) of the Subcharter Agreement or Section 10 of the applicable Chartered Vessel Bareboat Charter, as modified by the Charter Override Agreement in the case of the Chartered Vessel Bareboat Charters;

(3) Vessel Maintenance; Compliance with Law. (x) Any vessel subject to any of the Chartered Vessel Bareboat Charters or the Subcharter Agreement shall not be in class or (y)(1) any vessel subject to any of the Chartered Vessel Bareboat Charters or the Subcharter Agreement shall not be in compliance with applicable law or the requirements of the United States Coast Guard or any other United States, international or other governmental or regulatory authority having jurisdiction over the relevant vessel; provided, with respect to this subclause (y)(1), such non-compliance is material and the Subcharterer or other relevant Guarantor that is a Charterer, respectively, (collectively, for purposes of this Section 14.01(b)(3), the “Relevant Guarantor”) shall have received notice or demand thereof from the relevant authority, and the Relevant Guarantor shall fail to cure such non-compliance within the time specified in such notice or demand from the governmental or regulatory authority; provided, however, that such cure period shall be extended so long as the matters contained in such notice are being contested by the Relevant Guarantor in good faith by appropriate procedures, diligently prosecuted or appealed, which matters do not involve (A) a significant risk of a sale, forfeiture, or loss of the relevant vessel, or (B) seizure or any material restriction for more than a de minimis period of time of the use or operation of the relevant vessel by the governmental or regulatory authority, or (C) any risk of criminal penalties on the relevant Owner Trustee, the relevant Owner Participant or Charterer; or (2) any vessel subject to any of the Chartered Vessel Bareboat Charters or the Subcharter Agreement shall not be in compliance with applicable law or the requirements of the United States Coast Guard or any other United States, international or other governmental or regulatory authority having jurisdiction over the relevant vessel; provided, with respect to this subclause (y)(2), such non-compliance is material and the Relevant Guarantor shall have received written notice or demand thereof from the Charterer or any other Beneficiary or the relevant Owner Trustee, and the Relevant Guarantor shall fail to cure such non-compliance within 20 days; and further provided, however, with respect to this subclause (y)(2), that such cure period shall be extended so long as the matters contained in such notice are being contested by the Relevant Guarantor in good faith by appropriate procedures, diligently prosecuted or appealed, which matters do not involve (A) a significant risk of a sale, forfeiture or loss of the relevant vessel or (B) any risk of criminal penalties on the relevant Owner Trustee, the relevant Owner Participant or Charterer;

(4) Other Defaults. Any Subcharter Event of Default shall occur and be continuing under the Subcharter Agreement or any Event of Default (as defined therein) shall occur and be continuing under any Chartered Vessel Bareboat Charter (other than as set forth in clauses (l)-(3) above) and either (x) the resulting (i) potential cost to cure or (ii) potential damage to the affected vessel or (iii) potential liability or expense to the Beneficiaries exceeds $2,000,000 or (y) the relevant Owner Trustee, indenture trustee or other applicable party under the Charter Documents shall have delivered notice of the occurrence of such Subcharter Event of Default or Event of Default; or

(5) Section 10.02 Breach. Any Guarantor shall breach in any material respect its obligations under Section 10.02 (Owner Trustee Information Requests) and such breach shall continue for 30 days or more after the earlier of any Guarantor having Knowledge of such breach or receiving written notice of such breach from any Beneficiary or any party to a Charter Document.

(c) The occurrence of any of the following events or circumstances shall constitute a “Tier 3 Event of Default” hereunder:

(1) Tier 3 Covenants. Any Guarantor shall breach in any material respect any of its covenants or agreements set forth in this Guarantee other than any such breach which constitutes a Tier 1 Event of Default or a Tier 2 Event of Default and such breach shall continue for 30 days or more after the earlier of any Guarantor having Knowledge of such breach or receiving written notice of such breach from any Beneficiary or any party to a Charter Document;

(2) Other Defaults. Any Subcharter Event of Default shall occur and be continuing under the Subcharter Agreement or any Event of Default (as defined therein) shall occur and be continuing under any Chartered Vessel Bareboat Charter (other than as set forth in Section 14.01(b)(l) above), and both (x) the resulting (i) potential cost to cure or (ii) potential damage to the affected vessel or (iii) potential liability or expense to the Beneficiaries is less than or equal to $2,000,000 and (y) none of the relevant Owner Trustee, indenture trustee or other applicable party under the Charter Documents has delivered notice of the occurrence of such Subcharter Event of Default or Event of Default; or

(3) Representations and Warranties. Any representation or warranty made or deemed made in this Guarantee or in any certificate or other document contemplated hereby or furnished by any Guarantor to the Beneficiaries pursuant to or in connection with this Guarantee is untrue or incorrect in any material respect when made or deemed made.

14.02. Remedies.

(a) Tier 1 Remedies. Each of the Guarantors agrees that, immediately upon the occurrence of any Tier 1 Event of Default, and upon the written request of the Beneficiary Representative made after the occurrence and during the continuance of any such Tier 1 Event of Default (a “Tier 1 Default Notice”):

(1) the Beneficiaries shall have the right to enforce any or all of the payment or other rights and remedies provided for under the Subcharter Agreement upon the occurrence of a Subcharter Event of Default thereunder and with respect to all vessels chartered thereunder, including the termination thereof and acceleration of obligations thereunder; and

(2) the Beneficiaries shall have the right and power, as to each vessel subject to a Chartered Vessel Bareboat Charter (after having obtained the consent of the relevant Owner Trustee if required under the relevant Charter Documents) to exercise any and all of the powers, rights and remedies granted to the relevant Owner Trustee under any applicable Charter Documents that would be available if an Event of Default had occurred and were existing under the relevant Charter Documents, including, but not limited to, the powers, rights and remedies provided under Section 15 of the applicable Chartered Vessel Bareboat Charter, all as though the Beneficiary exercising such power, right or remedy were the relevant Owner Trustee; and without limiting the generality of the foregoing, the right and power to assign the relevant Chartered Vessel Bareboat Charter(s) to any Beneficiary or its nominee, so that for purposes of such relevant Chartered Vessel Bareboat Charter(s), the relevant Guarantor is no longer the Charterer as defined therein and a Beneficiary or its nominee is substituted as Charterer under the terms of the relevant Chartered Vessel Bareboat Charter(s) and the right and power to cause the relevant Guarantor to subcharter the relevant vessel on a bareboat or other basis on such terms and conditions as the Beneficiaries may determine in their sole discretion (including, without limitation as to the term of such subcharter (whether such term is greater (with any necessary consent of the relevant Owner Trustee) or lesser than the remaining then existing Charter Period) and the amount of charter hire payable under such subcharter) to such person or entity as the Beneficiaries may determine in their sole discretion; and in the event the relevant Owner Trustee exercises any powers, rights or remedies granted to it under the relevant Chartered Vessel Bareboat Charter(s), the right and power to cooperate with such Owner Trustee in the exercise of such powers, rights or remedies, including but not limited to by executing and delivering in the name of the relevant Guarantor any documents requested by the relevant Owner Trustee to facilitate its repossession, chartering, or sale of, or any other remedy respecting, the relevant vessel under the relevant Charter Document(s); provided, however, that (x) notwithstanding the breadth of the rights and powers afforded the Beneficiaries hereinabove in this Section 14.02(a)(2), the Beneficiaries agree that they shall exercise the rights and powers hereinabove afforded in a commercially reasonable manner and (y) the Beneficiaries agree to apply any proceeds of the exercise of the rights and powers provided Beneficiaries hereinabove in this Section 14.02(a)(2) as follows: first, to any obligations of any Guarantor to the relevant indenture trustee, the relevant Owner Trustee, the relevant Owner Participant and other non-CSX parties to the Operative Documents that are then due and payable; second, to the obligations of any Guarantor to any Beneficiary that are then due and payable; third, to hold any remaining proceeds as collateral for remaining obligations of any Guarantor to the indenture trustees, Owner Trustees, Owner Participants and other non-CSX parties to the Operative Documents and the Beneficiaries until the final and indefeasible payment in full of all such obligations, whereupon any excess shall be returned to the Guarantors or to such other person as shall be entitled thereto.

(b) Tier 2 Remedies. Each of the Guarantors agrees that, immediately upon the occurrence of any Tier 2 Event of Default, and upon the written request of the Beneficiary Representative made after the occurrence and during the continuance of any such Tier 2 Event of Default (a “Tier 2 Default Notice”):

(1) if any of the vessels to which such Event of Default relates are subject to the Subcharter Agreement, the Beneficiaries shall have the right to enforce any or all of the payment or other rights and remedies provided for under the Subcharter Agreement upon the occurrence of a Subcharter Event of Default thereunder and with respect to all vessels chartered thereunder, including the termination thereof and acceleration of obligations thereunder; and

(2) if any of the vessels to which such Event of Default relates is subject to any Chartered Vessel Bareboat Charter, the Beneficiaries shall have the right and power (after having obtained the consent of the relevant Owner Trustee if required under the relevant Charter Documents) to exercise any and all of the powers, rights and remedies granted to the relevant Owner Trustee under any applicable Charter Documents that would be available if an Event of Default had occurred and were existing under the relevant Charter Documents, including, but not limited to, the powers, rights and remedies provided under Section 15 of the applicable Chartered Vessel Bareboat Charter, all as though the Beneficiary exercising such power, right or remedy were the relevant Owner Trustee; and without limiting the generality of the foregoing, the right and power to assign the relevant Chartered Vessel Bareboat Charter(s) to any Beneficiary or its nominee, so that for purposes of such relevant Chartered Vessel Bareboat Charter(s), the relevant Guarantor is no longer the Charterer as defined therein and a Beneficiary or its nominee is substituted as Charterer under the terms of the relevant Chartered Vessel Bareboat Charter(s) and the right and power to cause the relevant Guarantor to subcharter the relevant vessel on a bareboat or other basis on such terms and conditions as the Beneficiaries may determine in their sole discretion (including, without limitation, as to the term of such subcharter (whether such term is greater (with any necessary consent of the relevant Owner Trustee) or lesser than the remaining then existing Charter Period) and the amount of charter hire payable under such subcharter) to such person or entity as the Beneficiaries may determine in their sole discretion; and in the event the relevant Owner Trustee exercises any powers, rights or remedies granted to it under the relevant Chartered Vessel Bareboat Charter(s), the right and power to cooperate with such Owner Trustee in the exercise of such powers, rights or remedies, including, but not limited to, by executing and delivering in the name of the relevant Guarantor any documents requested by the relevant Owner Trustee to facilitate its repossession, chartering, or sale of, or any other remedy respecting, the relevant vessel under the relevant Charter Document(s); provided, however, that (x) notwithstanding the breadth of the rights and powers afforded the Beneficiaries hereinabove in this Section 14.02(b)(2), the Beneficiaries agree that they shall exercise the rights and powers hereinabove afforded in a commercially reasonable manner and (y) the Beneficiaries agree to apply any proceeds of the exercise of the rights and powers provided Beneficiaries hereinabove in this Section 14.02(b)(2) as follows: first, to any obligations of any Guarantor to the relevant indenture trustee, the relevant Owner Trustee, the relevant Owner Participant and other non-CSX parties to the Operative Documents that are then due and payable; second, to the obligations of any Guarantor to any Beneficiary that are then due and payable; third, to hold any remaining proceeds as collateral for remaining obligations of any Guarantor to the Indenture Trustees, Owner Trustees, Owner Participants and other non-CSX parties to the Operative Documents and the Beneficiaries until the final and indefeasible payment in full of all such obligations, whereupon any excess shall be returned to the Guarantors or to such other person as shall be entitled thereto;

provided, however, that remedies available under this Section 14.02(b) in respect of a Tier 2 Default arising under Section 14.01(b)(4) shall be exercisable only in respect of the vessel to which such Tier 2 Default relates.

(c) Tier 3 Remedies. Each of the Guarantors agrees that, immediately upon the occurrence of any Tier 3 Event of Default, and upon the written request of the Beneficiary Representative made after the occurrence and during the continuance of any such Tier 3 Event of Default (a “Tier 3 Default Notice”), the Beneficiaries shall have all rights, powers, privileges or remedies provided by law or in equity, including, but not limited to, the right to seek specific performance.

(d) Rights Cumulative. Each right, power and remedy conferred upon the Beneficiaries herein is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter provided by law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised, concurrently or independently, from time to time as often and in such order as may be deemed expedient to the Beneficiaries. The exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of the Beneficiaries in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Default or Event of Default or acquiescence therein. Enumeration of special rights or powers herein shall not be construed to limit any grant of general rights or powers herein or to limit the Beneficiaries’ exercise of any and all rights granted under the laws of the State of New York or the United States of America. No act of the Beneficiaries shall be construed as an election to proceed under any provision herein to the exclusion of any other provision herein. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to the Beneficiaries by this Guarantee is not required to be given.

(e) Safe Harbor. A vessel that has been purchased by Guarantors from the owner thereof or re-leased after termination of the initial Chartered Vessel Bareboat Charter, in each case in a transaction complying with all applicable provisions of this Agreement in which all liabilities under the Operative Documents relating to such vessel have been fully satisfied or if each Beneficiary has been released in writing from any obligations under such Operative Documents, shall thereafter not be subject to Beneficiaries’ remedies hereunder other than for Tier 1 Defaults and Tier 2 Defaults arising prior to such purchase or re-lease.

SECTION 15. Severability.

Any provision of this Guarantee that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the Guarantors and the Beneficiaries shall negotiate in good faith to replace such prohibited or unenforceable provision by a provision that is not prohibited or unenforceable and has substantially the same effect and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantors hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

SECTION 16. Miscellaneous.

16.01. Governing Law. This Guarantee shall in all respects be governed by, and construed in accordance with, the laws of the State of New York for contracts made and wholly performed within such state.

16.02. Successors and Assigns; Complete Agreement; Headings; Counterparts. This Guarantee shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Guarantors and the Beneficiaries and each reference to any thereof herein shall include a reference to each such successor or permitted assign. This Guarantee (taken together with the Transaction Agreement and any document or instrument executed and delivered in connection therewith, to the extent the Transaction Agreement or such document or instrument is relevant to any matter arising hereunder and is not inconsistent in such relevant respect with any provision hereof) embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guarantee are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

16.03. Notices. All notices and other communications hereunder will be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices will be effective upon actual receipt if hand delivered, telecopied, telefaxed or electronically transmitted and, if mailed, three days after mailing. Notices to any Guarantor will be addressed to:

The Carlyle Group

1001 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2505

Attention: Gregory Ledford

Telecopy Number: (202)347-9250

and

Craddock, LLC

c/o Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Attention: Gary Wolfe, Esq.

Telecopy Number: (212) 480-8421

with a copy to:

Latham & Watkins, LLP

555 11th Street, N.W.

Suite 1000

Washington, D.C. 20004

Attention: David S. Dantzic, Esq.

Telecopy Number: (202) 637-2201

or at such other address and to the attention of such other Person as New Member may designate by written notice to CSX. Notices to the Beneficiaries will be addressed to:

SL Service, Inc.

c/o CSX Corporation

One James Center

901 East Gary Street

Richmond, Virginia 23219

Attention: General Counsel - Corporate

Telecopy Number: (804) 783-1380

and

CSX Corporation

500 Water Street, 15th Floor

Jacksonville, Florida 32202

Attention: General Counsel

Telecopy Number: (904) 359-3597

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Steven A. Cohen, Esq. and

                 Philip Mindlin, Esq.

Telecopy Number: (212) 403-2000

or at such other address and to the attention of such other Person as CSX may designate by written notice to New Member.

16.04. Waiver. No waiver of any of the terms and conditions of this Guarantee and no notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in similar or other circumstances or constitute the waiver of any rights of the parties hereto to any other or further action in any circumstances without notice or demand. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16.05. Enforcement. In the event of any dispute hereunder, the non-prevailing party shall pay all reasonable out-of-pocket costs and expenses incurred by or on behalf of the prevailing party in connection with such dispute (including the reasonable fees and disbursements of counsel).

16.06. Conflict. In the event of a conflict or inconsistency between the provisions of this Guarantee and the provisions of the Transaction Agreement or any document or instrument executed and delivered in connection therewith, the provisions of this Guarantee shall prevail over such other conflicting or inconsistent provisions.

16.07. Submission to Jurisdiction and Forum.

(a) The parties hereto agree that the appropriate and exclusive forum for any disputes between the parties arising out of this Guarantee or the transactions contemplated hereby will be any state or federal court in the State of New York. The parties hereto further agree that any party will not bring suit with respect to any disputes arising out of this Guarantee or the transactions contemplated hereby, except as expressly set forth below for the execution or enforcement of judgment, in any court or jurisdiction other than the above specified court. The foregoing will not limit the rights of any party to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that a final and unappealable judgment against any of them in any action or proceeding contemplated above will be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and amount of such judgment.

(b) By the execution and delivery of this Guarantee, each party hereto (i) irrevocably designates and appoints The Corporation Trust Company (“CTC”) in care of CT Corporation System at its offices in the City of New York, County of New York, State of New York, as its authorized agent upon which process may be served in any action or proceeding arising out of or relating to this Guarantee; (ii) submits to the personal jurisdiction of and consents to venue in any state court in the County of New York or federal court in the Southern District of the State of New York in any such action or proceeding; and (iii) agrees that service of process upon CTC will be deemed in every respect effective service of process upon such Person in any such action or proceeding. Each party hereto further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CTC in full force and effect so long as this Guarantee is in effect. The foregoing will not limit the rights of any party to serve process in any other manner permitted by law.

(c) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations with respect to this Guarantee. Each party hereto hereby irrevocably waives any claim to a trial by jury in any action respecting matters arising out of this Guarantee and any objection to the laying of venue of any action or proceeding in the courts specified in Section 16.07(a) above.

16.08. [Intentionally Omitted.]

16.09. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Guarantee were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Guarantee and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

16.10. U.S. Currency. All obligations of the Guarantors shall be payable in United States Dollars and in immediately available funds.

16.11. Notice of Claim. The Beneficiaries agree to deliver notice to the Guarantors of the assertion in writing of a claim for payment or performance by the Beneficiaries of a Guaranteed Obligation as promptly as practicable; provided that failure by the Beneficiaries to give such notice shall not affect the obligations of the Guarantors.

16.12. Confidentiality. The Beneficiaries agree to use any and all information provided by each Guarantor in compliance with the terms of this Guarantee solely in respect of its rights, privileges, obligations and duties as a Beneficiary hereunder and agree to keep such information confidential in accordance with the provisions of the Transaction Agreement.

16.13. Certain Covenants.

(a) CSX and each other Beneficiary covenant to the Guarantors that unless a Tier 1 Event of Default or a Tier 2 Event of Default has occurred and is continuing they will not agree to amend, modify, waive, supplement, extend, renew or restate the terms of any Charter Document to which they are a party without the prior written consent of the Guarantor Representative, such consent not to be unreasonably withheld if the proposed modifications are not adverse to the Guarantors.

(b) CSX and each other Beneficiary that is a party to any Charter Document covenant to the Guarantors that they shall timely and fully perform in all material respects each and every covenant, term and condition of each such agreement to which they are a party except to the extent that such failure to timely and fully perform such covenant is a result of any breach by a Guarantor of any of its duties or obligations under this Guarantee, the Subcharter Agreement, the Charter Override Agreement or any other Charter Document.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DELIAN HOLDINGS, L.L.C.

By:	/s/ F. Mark Fariborz
Name:	F. Mark Fariborz
Title:	Vice President

HORIZON LINES, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Vice President

CSX CORPORATION

By:	/s/ Peter J Shuotz
Name:	PETER J SHUOTZ
Title:	SENIOR VICE PRESIDENT

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ Raymond C. Kelly
Name:	Raymond C. Kelly
Title:	Attorney-in-Fact

SL SERVICE, INC.

By:	/s/ Raymond C. Kelly
Name:	Raymond C. Kelly
Title:	Vice President

Guarantee and Indemnity Agreement Signature Page

EXHIBIT A

Power of Attorney

See attached.

Exhibit A-1

EXHIBIT A

TO GUARANTEE AND INDEMNITY AGREEMENT

IRREVOCABLE POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “Power of Attorney”) is dated this      day of                     ,          by Horizon Lines, LLC (f/k/a CSX Lines, LLC), a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, the “Company” or the “Chartering Guarantor”), to be effective as of 11:59 p.m., on                     ,         .

W I T N E S S E T H:

WHEREAS, pursuant to that certain Transaction Agreement, dated as of December 16, 2002, by and among SL Service (formerly known as Sea-Land Service, Inc.), a corporation organized under the laws of the State of Delaware (together with its successors and permitted assigns, “SL Service”), Delian Holdings, L.L.C., a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, “New Member”), and CSX Corporation, a corporation organized under the laws of the State of Virginia (together with its successors and permitted assigns, “CSX”) (as may be amended, modified, supplemented, renewed, extended or restated in accordance with the terms thereof, the “Transaction Agreement”), New Member will acquire membership interests of the Company;

WHEREAS, pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003 (the “Guarantee”), by and among New Member, the Company (together with New Member, each individually, a “Guarantor” and collectively, the “Guarantors”), CSX, CSX Alaska Vessel Company, LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, “Shipco”), and SL Service (together with Shipco and CSX, each individually a “Beneficiary” and collectively, the “Beneficiaries”) the Guarantors have agreed to guarantee the Guaranteed Obligations (as defined in the Guarantee);

WHEREAS, in the Guarantee, Guarantors have agreed that the Chartering Guarantor will grant to CSX an irrevocable power of attorney on the terms hereinafter set forth;

WHEREAS, New Member and the Chartering Guarantor have further agreed that this Power of Attorney granted hereby shall be deemed to be coupled with an interest, shall be irrevocable and shall survive and shall not be affected by the undersigned’s subsequent insolvency, bankruptcy or receivership; and

W/706351

WHEREAS, capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Schedule X of the relevant Chartered Vessel Bareboat Charters (as defined in the Guarantee);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in order to assure each of the Beneficiaries that they will have, as contemplated by the Guarantee, a power and authority to protect their interests with respect to the Guaranteed Obligations relating to the Chartered Vessel Bareboat Charters, the Chartering Guarantor hereby agrees as follows:

Section 1. The undersigned Chartering Guarantor hereby irrevocably appoints and authorizes CSX, as its lawful agent and attorney-in-fact, with full power of substitution, with full power to act alone, and with full authority in the undersigned Chartering Guarantor’s name, place and stead, to make, execute, deliver, acknowledge, submit to relevant governmental authorities, if any, for approval, swear to, file and record in all necessary or appropriate places any and all documents, instruments, assignments, subcharters, certificates, notices, comments, requests, and agreements and to obtain any and all approvals and consents as CSX may deem necessary or advisable in furtherance of the exercise of the Powers.

As used herein, “Powers” means:

(a)	The power (after having obtained the consent of the relevant Owner Trustee if required under the relevant Charter Document(s) (as defined in the Guarantee)) to exercise any and all of the powers, rights and remedies granted to the relevant Owner Trustee under any applicable Charter Document(s) that would be available if an Event of Default had occurred and were existing under the relevant Charter Document(s), including, but not limited to, the powers, rights and remedies provided under Section 15 of the applicable Chartered Vessel Bareboat Charter, all as though CSX were the relevant Owner Trustee; and/or

(b)	Without limiting the generality of the foregoing, the power to assign the relevant Chartered Vessel Bareboat Charter(s) to CSX or its nominee, so that for purposes of such relevant Chartered Vessel Bareboat Charter(s), the Chartering Guarantor is no longer the Charterer as defined therein and CSX or its nominee is substituted as Charterer under the terms of the relevant Chartered Vessel Bareboat Charter(s); and/or

(c)	The power to cause the Chartering Guarantor to subcharter the relevant vessel on a bareboat or other basis on such terms and conditions as CSX may determine in its sole discretion, including, without limitation, as to the term of such subcharter (whether such term is greater (with any necessary consents of the Owner Trustee) or lesser than the remaining then existing Charter Period) and the amount of charter hire payable under such subcharter) to such person or entity as CSX may determine in its sole discretion; and/or

2

(d)	In the event the relevant Owner Trustee exercises any powers, rights or remedies granted to it under the relevant Chartered Vessel Bareboat Charter(s), the power to cooperate with such Owner Trustee in the exercise of such powers, rights or remedies, including but not limited to by executing and delivering in the name of the Charterer Guarantor any documents requested by the relevant Owner Trustee to facilitate its repossession, chartering, or sale of, or any other remedy respecting, the relevant vessel under the relevant Charter Document(s).

Section 2. Notwithstanding anything contained herein to the contrary, the Chartering Guarantor hereby agrees that this Power of Attorney shall survive and continue to be in effect notwithstanding any amendment, assignment, renewal or replacement of any Charter Document.

Section 3. This Power of Attorney shall not be assigned without the prior written consent of the Company, except in connection with any permitted assignment of CSX’s rights under the Guarantee.

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IN WITNESS WHEREOF, the Chartering Guarantor has caused this Power of Attorney to be duly executed by its duly authorized officer as of the day and year first above written.

WITNESS:	HORIZON LINES, LLC

By:
Its:

4

STATE OF	)
)
COUNTY OF	)

Before me, the undersigned Notary Public, in and for the State and County aforesaid, duly commissioned, qualified and acting, personally appeared                                         , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged him/herself to be                                          of                                     , a                                         , and s/he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the association by him/herself as such officer.

WITNESS my hand and official seal of office at                                         , County,                     , this the      day of                     ,             .

Notary Public

My commission expires:

5

EXHIBIT B

Joinder Agreement

See attached.

Exhibit B-1

EXHIBIT B

TO GUARANTEE AND INDEMNITY AGREEMENT

JOINDER AGREEMENT

This JOINDER AGREEMENT is executed by [NEW GUARANTOR], dated [                    ,         ] (this “Joinder Agreement”) and is delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among DELIAN HOLDINGS, L.L.C., a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Section 1. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee is true and correct with respect to the undersigned as of the date of this Joinder Agreement both before and after giving effect to this Joinder Agreement;

(c) represents and warrants that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from such Tested Transaction and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from such Tested Transaction; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction, the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,0001; and

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and

[1]	Insert if a Tested Transaction that is not (1) a reincorporation merger or (2) a merger or consolidation that is solely an acquisition transaction.

EXHIBIT B-1

W/706350

punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee [(but with respect solely to the vessels listed on Schedule 1 hereto) and the Guaranteed Obligations with respect thereto]2 when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 2. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 3. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).3

Section 4. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[2]	Insert if undersigned is transferee of fewer than all vessels.
[3]	Insert if undersigned is not an Affiliate of Carlyle Partners III.

EXHIBIT B-2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NEW GUARANTOR]

By:
Name:
Title:

Address for Notices:

Attention:
Telecopier

with a copy to:

Attention:
Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

CSX CORPORATION

By:
Name:
Title:

EXHIBIT B-3

APPENDIX A

Subcharter Agreement

Charter Override Agreement

CSX NAVIGATOR

Sea-Land Navigator Participation Agreement, among GFS Third Transportation Leasing, Inc. (as successor-in-interest to Gilman Financial Services Inc.), as Owner Participant, the Institutions listed on Schedule 1 thereto, as Loan Participants, CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as set forth therein, but solely as trustee under the Trust Agreement, as Owner Trustee, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of September 1, 1989, including:

•	Sea-Land Navigator Trust Agreement, between GFS Third Transportation Leasing, Inc. (as successor-in-interest to Gilman Financial Services Inc.), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), dated as of September 1, 1989

•	Sea-Land Navigator Indenture and Security Agreement, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of September 1, 1989

•	Sea-Land Navigator First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as trustee under the Trust Agreement, to First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of September 21, 1989

•	Sea-Land Navigator Guarantee Agreement, among CSX Corporation, as Guarantor, GFS Third Transportation Leasing, Inc. (as successor-in-interest to Gilman Financial Services Inc.), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), in its individual capacity only to the extent expressly set forth herein, but otherwise solely as Owner Trustee under the Trust Agreement, dated as of September 1, 1989

•	Seller Bill of Sale for Sea-Land Navigator, dated as of September 1, 1989

•	Sea-Land Navigator Bareboat Charter Party, between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement, and CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of September 1, 1989

•	Assignment and Assumption Agreement by Sea Land Service, Inc., as Assignor, to CSX Lines, LLC (successor-in-interest of Sea Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Release of Mortgage by First Union Trust Company, National Association, dated October 4, 2001

•	Letter Agreement by CSX Corporation, CSX Lines, LLC, Gilman Financial Services Inc. and State Street Bank and Trust Company, dated December 31, 2001, extending Charter through 3/20/03

•	Letter Renewal by CSX Lines, LLC, consented to by CSX Corporation, dated November 18, 2002, extending Charter through 3/20/04

•	Tax Indemnification Agreement between CSX Lines LLC (as successor-in-interest to Sea-Land Services, Inc.) and GFS Third Transportation Leasing, Inc. (as successor-in-interest to Gilman Financial Services, Inc.), dated as of September 1, 1989

CSX EXPEDITION

Sea-Land Expedition Participation Agreement, among Sequa Capital Corporation, as Owner Participant, the Institutions listed on Schedule 1 thereto, as Loan Participants, CSX Lines of Puerto Rico, Inc. (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as expressly set forth therein, but solely as trustee under the Trust Agreement, as Bank and Owner Trustee, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of March 15, 1989, including:

•	Sea-Land Expedition Trust Agreement, between Sequa Capital Corporation, as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), but solely as trustee, dated as of March 15, 1989

•	Sea-Land Expedition Indenture and Security Agreement, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of March 15, 1989

•	Sea-Land Expedition First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee under the Trust Agreement, to First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of March 15, 1989

•	Sea-Land Expedition Guarantee Agreement, among CSX Corporation, as Guarantor, Sequa Capital Corporation, as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), in its individual capacity only to the extent expressly set forth therein, but otherwise solely as Owner Trustee under the Trust Agreement, dated as of April 1, 1989

•	Seller Bill of Sale for Sea-Land Expedition, dated as of March 15, 1989

•	Sea-Land Expedition Bareboat Charter Party, between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as trustee under the Trust Agreement, and CSX Lines of Puerto Rico, Inc. (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of March 15, 1989

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Release of Mortgage by First Union Trust Company, National Association dated April 17, 2001

•	Assignment and Assumption Agreement by CSX Lines, LLC, as Assignor, to CSX Lines of Puerto Rico, Inc., as Assignee, dated as of May 31, 2001

•	Bareboat Charter Party Renewal and Amendment Agreement, dated as of July 1, 2001*

•	Tax Indemnification Agreement between CSX Lines of Puerto Rico, Inc. (as successor-in-interest to Sea-Land Service, Inc.) and Sequa Capital Corporation, dated as of March 15, 1989

*	Agreement to extend renewal term not yet obtained

CSX ENTERPRISE

CSX Enterprise Participation Agreement (formerly Sea-Land Enterprise Participation Agreement), among Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant the Institutions listed on Schedule 1 thereto, as Loan Participants, CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly set forth therein, but solely as trustee under the Trust Agreement, as Bank and Owner Trustee, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of December 1, 1988, including:

•	CSX Enterprise Trust Agreement, (formerly Sea-Land Enterprise Trust Agreement) between Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank) dated as of December 1, 1988

•	CSX Enterprise Indenture and Security Agreement, (formerly Sea-Land Enterprise Indenture and Security Agreement) between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of December 1, 1988

•	CSX Enterprise First Preferred Ship Mortgage (formerly Sea-Land Enterprise First Preferred Ship Mortgage), made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, to First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated December 30, 1988

•	CSX Enterprise Guarantee Agreement (formerly Sea-Land Enterprise Guarantee Agreement) among CSX Corporation, as Guarantor, Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), in its individual capacity only to the extent expressly set forth therein, but otherwise solely as Owner Trustee under the Trust Agreement, dated as of December 1, 1988

•	Seller Bill of Sale for CSX Enterprise (formerly Sea-Land Enterprise), dated as of December 1, 1988

•	CSX Enterprise Bareboat Charter Party (formerly Sea-Land Enterprise Bareboat Charter Party) between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement, and CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of December 1, 1988

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Tax Indemnification Agreement between CSX Lines, LLC (as successor-in-interest to Sea-Land Service, Inc.) and Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), dated as of December 1, 1988

CSX TRADER

Sea-Land Trader Participation Agreement, among National City Leasing Corporation (as successor-in-interest to Churchill Leasing Corporation), as Owner Participant, and the institutions listed on Schedule 1 thereto, as Loan Participants, CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly set forth therein, but solely as trustee under the Trust Agreement, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of March 15, 1989, including:

•	Sea-Land Trader Trust Agreement, between National City Leasing Corporation (as successor-in-interest to Churchill Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), dated as of March 15, 1989

•	Sea-Land Trader Indenture and Security Agreement, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of March 15, 1989

•	Sea-Land Trader First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as trustee under the Trust Agreement, to Wachovia Bank, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated March 30, 1989

•	Sea-Land Trader Guarantee Agreement, among CSX Corporation, as Guarantor, National City Leasing Corporation (as successor-in-interest to Churchill Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), in its individual capacity only to the extent expressly set forth therein, but otherwise solely as Owner Trustee under the Trust Agreement, dated as of March 15, 1989

•	Seller Bill of Sale for Sea-Land Trader, dated March 15, 1989

•	Sea-Land Trader Bareboat Charter Party, between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement, and CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of March 15, 1989

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Tax Indemnification Agreement between CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.) and National Leasing Corporation (as successor-in-interest to Churchill Leasing Corporation), dated as of March 15, 1989

•	Release of Mortgage by Wachovia Bank, National Association, dated February 10, 2003

CSX PACIFIC

CSX Pacific Participation Agreement (formerly Sea-Land Pacific Participation Agreement), among Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant, the Institutions listed on Schedule 1 thereto, as Loan Participants, CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein; but solely as trustee under the Trust Agreement, as Owner Trustee, and First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of December 1, 1988, including:

•	CSX Pacific Trust Agreement, (formerly Sea-Land Pacific Trust Agreement) between Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), dated as of December 1, 1988

•	CSX Pacific Indenture and Security Agreement, (formerly Sea-Land Pacific Indenture and Security Agreement) between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and Wachovia Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated as of December 1, 1988

•	CSX Pacific First Preferred Ship Mortgage (formerly Sea-Land Pacific First Preferred Ship Mortgage), made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, to First Union Trust Company, National Association (as successor-in-interest to Meridian Bank), as Indenture Trustee, dated December 30, 1988

•	CSX Pacific Guarantee Agreement (formerly Sea-Land Pacific Guarantee Agreement), among CSX Corporation, as Guarantor, Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), in its individual capacity only to the extent expressly set forth herein, but otherwise solely as Owner Trustee under the Trust Agreement, dated as of December 1, 1988

•	Seller Bill of Sale for CSX Pacific (formerly Sea-Land Pacific), dated December 1, 1988

•	CSX Pacific Bareboat Charter Party (formerly Sea-Land Pacific Bareboat Charter Party), between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of December 1, 1988

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Tax Indemnification Agreement between CSX Lines LLC (as successor-in-interest to Sea-Land Service, Inc.) and Chrysler Capital Company LLC (as successor-in-interest to Chrysler Capital Corporation), dated as of December 1, 1988

CSX TACOMA

Sea-Land Tacoma Participation Agreement, among Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided therein, but solely as trustee, as Bank and Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987, including:

•	Sea-Land Tacoma Trust Agreement, between Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, as Bank and Owner Trustee, dated as of July 15, 1987

•	Underwriting Agreement, between CSX Corporation, Sea-Land Service, Inc., State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, and Salomon Brothers Inc., dated August 18, 1987

•	Sea-Land Tacoma Indenture of Trust, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Tacoma First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, to Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of September 24, 1987

•	Sea-Land Tacoma Pre-Delivery Guarantee Agreement between CSX Corporation, as Guarantor, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Tacoma Indemnity Guarantee Agreement between CSX Corporation, as Guarantor, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), dated as of July 15, 1987

•	Sea-Land Tacoma Guarantee Agreement, among CSX Corporation, as Guarantor, Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Bank and Owner Trustee, dated as of July 15, 1987

•	Seller Bill of Sale for Sea-Land Tacoma, dated as of August, 1987

•	Sea-Land Tacoma MARAD Agreement between the United States of America, represented by the Maritime Administrator, Department of Transportation, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee, dated as of August 17, 1987

•	Sea-Land Tacoma Warranty Agreement between Sea-Land Service, Inc., as Seller, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement, dated as of August 17, 1987

•	Sea-Land Tacoma Bareboat Charter Party between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Owner Trustee, and CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of July 15, 1987

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Assignment and Assumption Agreement by CSX Lines, LLC, as Assignor, to CSX Lines of Alaska, LLC, as Assignee, dated as of November 16, 2001

•	Sea-Land Tacoma Income Tax Indemnification Agreement dated as of July 15, 1987 between CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant

•	Amendment No. 2 to Sea-Land Tacoma Bareboat Charter Party, dated as of February 17, 1998

•	Second Supplemental Indenture to Sea-Land Tacoma Indenture, dated as of February 17, 1998

•	Amendment No. 2 to Sea-Land Tacoma First Preferred Ship Mortgage, dated as of February 17, 1998

•	Amendment No. 2 to the Participation Agreement, dated February 17, 1998

•	Amendment No. 1 to the Tax Indemnification Agreement, dated as of February 17, 1998

•	Assignment and Assumption Agreement by CSX Lines of Alaska, LLC, as Assignor to CSX Alaska Vessel Company, LLC, as Assignee, dated as of February 27, 2003

CSX KODIAK

Sea-Land Kodiak Participation Agreement, among Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided therein, but solely as trustee, as Bank and Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987, including:

•	Sea-Land Kodiak Trust Agreement, between Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, as Bank and Owner Trustee, dated as of July 15, 1987

•	Underwriting Agreement, between CSX Corporation, Sea-Land Service, Inc., State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, and Salomon Brothers Inc., dated as of August 18, 1987

•	Sea-Land Kodiak Indenture of Trust, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Kodiak First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, to Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of November 16, 1987

•	Sea-Land Kodiak Pre-Delivery Guarantee Agreement between CSX Corporation, as Guarantor, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Kodiak Indemnity Guarantee Agreement between CSX Corporation, as Guarantor, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), dated as of July 15, 1987

•	Sea-Land Kodiak Guarantee Agreement, among CSX Corporation, as Guarantor, Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Bank and Owner Trustee, dated as of July 15, 1987

•	Seller Bill of Sale for Sea-Land Kodiak, dated as of July 15, 1987

•	Sea-Land Kodiak MARAD Agreement, between the United States of America, represented by the Maritime Administrator, Department of Transportation, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee, dated as of August 27, 1987

•	Sea-Land Kodiak Warranty Agreement between Sea-Land Service, Inc., as Seller, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement

•	Sea-Land Kodiak Bareboat Charter Party, between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Owner Trustee, and CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of July 15, 1987

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Assignment and Assumption Agreement by CSX Lines, LLC, as Assignor, to CSX Lines of Alaska, LLC, as Assignee, dated as of November 16, 2001

•	Sea-Land Kodiak Income Tax Indemnification Agreement dated as of July 15, 1987 between CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant

•	Amendment No. 1 to Sea-Land Kodiak Bareboat Charter Party, dated as of February 17, 1998

•	Second Supplemental Indenture to Sea-Land Kodiak Indenture, dated as of February 17, 1998

•	Amendment No. 1 to Sea-Land Kodiak First Preferred Ship Mortgage, dated as of February 17, 1998

•	Amendment No. 2 to the Participation Agreement, dated as of February 17, 1998

•	Amendment No. 1 to the Tax Indemnification Agreement, dated as of February 17, 1998

•	Assignment and Assumption Agreement by CSX Lines of Alaska, LLC, as Assignor to CSX Alaska Vessel Company, LLC, as Assignee, dated as of February 27, 2003

CSX ANCHORAGE

Sea-Land Anchorage Participation Agreement, among Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, CSX Corporation, as Guarantor, State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided therein, but solely as trustee, as Bank and Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987, including:

•	Sea-Land Anchorage Trust Agreement, between Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, as Bank and Owner Trustee, dated as of July 15, 1987

•	Underwriting Agreement, between CSX Corporation, Sea-Land Service, Inc., State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, and Salomon Brothers Inc., dated as of August 18, 1987

•	Sea-Land Anchorage Indenture of Trust, between State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity but solely as Owner Trustee, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Anchorage First Preferred Ship Mortgage, made by State Street Bank and Trust Company of Connecticut (as successor-in-interest to The Connecticut National Bank), not in its individual capacity except as otherwise expressly provided herein, but solely as trustee, to Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of August 27, 1987

•	Sea-Land Anchorage Pre-Delivery Guarantee Agreement between CSX Corporation, as Guarantor, and Deutsche Bank Trust Company Americas (as successor-in-interest to Bankers Trust Company), as Indenture Trustee, dated as of July 15, 1987

•	Sea-Land Anchorage Indemnity Guarantee Agreement between CSX Corporation, as Guarantor, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), dated as of July 15, 1987

•	Sea-Land Anchorage Guarantee Agreement, among CSX Corporation, as Guarantor, Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Bank and Owner Trustee, dated as of July 15, 1987

•	Seller Bill of Sale for Sea-Land Anchorage, dated as of July 15, 1987

•	Sea-Land Anchorage MARAD Agreement, between the United States of America, represented by the Maritime Administrator, Department of Transportation, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank) not in its individual capacity but solely as Owner Trustee, dated as of August 27, 1987

•	Sea-Land Anchorage Warranty Agreement between Sea-Land Service, Inc., as Seller, and State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as trustee under the Trust Agreement, dated as of July 15, 1987

•	Sea-Land Anchorage Bareboat Charter Party, between State Street Bank and Trust Company (as successor-in-interest to The Connecticut National Bank), as Owner Trustee, and CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, dated as of July 15, 1987

•	Assignment and Assumption Agreement by Sea-Land Service, Inc., as Assignor, to CSX Lines, LLC (as successor-in-interest of Sea-Land Domestic Shipping, LLC), as Assignee, dated as of September 2, 1999

•	Assignment and Assumption Agreement by CSX Lines, LLC, as Assignor, to CSX Lines of Alaska, LLC, as Assignee, dated as of November 16, 2001

•	Sea-Land Anchorage Income Tax Indemnification Agreement, dated as of July 15, 1987 between CSX Lines of Alaska, LLC (as successor-in-interest to Sea-Land Service, Inc.), as Charterer, and Trident Marine Trust (as successor-in-interest to Bell Atlantic Tricon Leasing Corporation), as Owner Participant

•	Amendment No. 2 to Sea-Land Anchorage Bareboat Charter Party, dated as of February 17, 1998

•	Second Supplemental Indenture to Sea-Land Anchorage Indenture, dated as of February 17, 1998

•	Amendment No. 3 to Sea-Land Anchorage First Preferred Ship Mortgage, dated as of February 17, 1998

•	Amendment No. 1 to the Participation Agreement, dated as of February 17, 1998

•	Amendment No. 1 to the Tax Indemnification Agreement, dated as of February 17, 1998

•	Assignment and Assumption Agreement by CSX Lines of Alaska, LLC, as Assignor to CSX Alaska Vessel Company, LLC, as Assignee, dated as of February 27, 2003

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES HOLDING CORP., and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 1. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

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(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 2. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 3. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 4. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 6. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES HOLDING CORP.

By:	/s/ Gregory S. Ledford
Name:	Gregory S. Ledford
Title:	President

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

[Signature Page to Joinder Agreement]

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JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES OF PUERTO RICO, INC., and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into Horizon Lines Holding Corp. (“HLHC”) under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., HLHC, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 1. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l (c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

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(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 2. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 3. The undersigned agrees that in accordance with Section 11.01 (e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 4. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 6. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES OF PUERTO RICO, INC.

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Vice President

Address for Notices:

Horizon Lines of Puerto Rico, Inc.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

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JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by FALCONHURST, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 55. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 56. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 57. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 58. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 59. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 60. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

FALCONHURST, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title :	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES VENTURES, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 1. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 2. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 3. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 4. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 6. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES VENTURES, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Vice President and Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES OF ALASKA, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 7. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 8. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 9. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 10. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 12. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES OF ALASKA, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES OF GUAM, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 13. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section l(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 14. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 15. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 16. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 17. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 18. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES OF GUAM, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON LINES VESSELS, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 19. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 20. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 21. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 22. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 23. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 24. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON LINES VESSELS, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by HORIZON SERVICES GROUP, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 25. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

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(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 26. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 27. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 28. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 29. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 30. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

5

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

HORIZON SERVICES GROUP, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

6

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by SEA READINESS, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 31. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 32. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 33. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 34. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 35. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 36. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

SEA READINESS, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by SEA-LOGIX, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 43. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 44. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 45. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 46. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 47. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 48. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

SEA-LOGIX, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

BY:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by S-L DISTRIBUTION SERVICE, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 37. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 38. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 39. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 40. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 41. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 42. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

S-L DISTRIBUTION SERVICE, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

3

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 7, 2004 (this “Joinder Agreement”), is executed by SL PAYROLL SERVICES, LLC, and delivered pursuant to that certain Amended and Restated Guarantee and Indemnity Agreement, dated as of February 27, 2003, by and among HLH, LLC (f/k/a Delian Holdings, L.L.C.), a Delaware limited liability company (“New Member”), and HORIZON LINES, LLC (f/k/a CSX Lines, LLC), a Delaware limited liability company (“Company”), as Guarantors, and CSX CORPORATION, a Virginia corporation (“Parent”), CSX ALASKA VESSEL COMPANY, LLC, a Delaware limited liability company, and SL SERVICE, INC., a Delaware corporation (“Continuing Member”), as Beneficiaries (as it may be amended, supplemented or otherwise modified, the “Guarantee”; the capitalized terms defined therein and not otherwise defined herein being used in this Joinder Agreement as defined in the Guarantee).

Reference is made herein to the consummation of the merger (the “Merger”) of H-Lines Subcorp. (“Merger Sub”) with and into the undersigned under the Amended and Restated Agreement and Plan of Merger dated as of the date hereof, among Merger Sub, H-Lines Holding Corp., the undersigned, and TC Group, L.L.C., solely in its capacity as the initial Holder Representative thereunder.

Section 49. Pursuant to Section 11.01 of the Guarantee, the undersigned hereby:

(a) agrees with the Beneficiaries that this Joinder Agreement may be attached to the Guarantee and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Guarantee for all purposes and agrees to be bound by all of the terms thereof, in each case as of the date hereof; provided that the undersigned shall not be bound by Section 11.03 and Section 11.05 of the Guarantee, if and only if, and so long as, the undersigned is not an Affiliate of Carlyle Partners III, L.P.;

(b) represents and warrants, as of the date hereof, to the Beneficiaries that each of the representations and warranties set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.06 of the Guarantee (provided, that, with respect to the undersigned, in the case of the representations and warranties set forth in Section 9.06, the reference therein to “Closing Date” shall mean the date hereof) is true and correct with respect to the undersigned as of the date hereof both immediately before and after giving effect to the execution and delivery of this Joinder Agreement;

(c) represents and warrants to the Beneficiaries, as of the date hereof, that (x) no Tier 1 Default exists, (y) no Tier 2 Event of Default with respect to any of the Transferred Vessels shall have occurred and be continuing or shall result from the Merger and (z) no Guarantor shall have Knowledge that any event or circumstance that constitutes a Tier 2 Default has occurred and is continuing or shall result from the Merger; provided, however, that for purposes of applying clause (z) of this Section 1(c) to a Change of Control Transaction (which the Merger constitutes), the reference to $2,000,000 in Section 14.01(b)(4) shall be deemed to be a reference to $5,000,000; and

1

(d) without limiting the generality of clause (a) above, assumes and agrees to irrevocably and unconditionally guarantee in accordance with the Guarantee the due and punctual payment, performance and observance in full of all obligations, covenants and agreements contained in the Guarantee when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

Section 50. In the event that the undersigned is or becomes a party to any of the Chartered Vessel Bareboat Charters, the undersigned shall execute a power of attorney substantially identical to Exhibit A of the Guarantee.

Section 51. The undersigned agrees that in accordance with Section 11.01(e) of the Guarantee, it shall not incur any Indebtedness prior to December 31, 2012, unless, after giving effect to such incurrence of Indebtedness, the Interest Coverage Ratio for such Guarantor and each other Guarantor that is jointly and severally liable pursuant to the Guarantee or this or another Joinder Agreement for such first Guarantor’s obligations hereunder would be greater than 1.90 to 1.00 (on a combined basis).

Section 52. The undersigned agrees from time to time, upon request of the Beneficiary Representative, to take such additional actions and to execute and deliver such additional documents and instruments as may be necessary or reasonably requested by the Beneficiary Representative to implement and give effect to the express rights of the Beneficiaries under the Guarantee (as amended by this Joinder Agreement). Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 16.03 of the Guarantee, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 53. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN SUCH STATE.

Section 54. This Joinder Agreement shall become effective upon the date hereof before the consummation of the Merger.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

SL PAYROLL SERVICES, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary

Address for Notices:

Horizon Lines Holding Corp.

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

Attention: General Counsel

Telecopier: (704) 973-7010

ACKNOWLEDGED AND ACCEPTED
as of the date above first written:

CSX CORPORATION

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	VP Tax & Treasurer

CSX ALASKA VESSEL COMPANY, LLC

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

SL SERVICE, INC.

By:	/s/ David A. Boor
Name:	David A. Boor
Title:	Vice President

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